UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A 101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by Registrant [  X  ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:
[     ]    Preliminary Proxy Statement
[     ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[     ]    Definitive Additional Materials
[     ]    Soliciting Material Pursuant to §240.14a-12

COMMUNITY WEST BANCSHARES
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing Fee (Check all boxes that apply):
[ X ]    No fee required.
[    ]    Fee paid previously with preliminary materials.
[    ]    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

7100 N. Financial Drive, Suite 101
Fresno, California 93720

April 4, 2025

Dear Shareholder:

In connection with the 2025 Annual Meeting of Shareholders to be held at 3:00 p.m. on Wednesday, May 21, 2025, at the Company’s corporate office, located at 7100 N. Financial Drive, Suite 101, Fresno, California 93720, we are enclosing the following:

1.    Notice of Annual Meeting of Shareholders

2.    Proxy Statement

3.    Proxy Card

4.    Company’s Annual Report for the year ended December 31, 2024

It is important that your shares be represented at the Annual Meeting.  In order to ensure your shares are voted at the Annual Meeting, whether or not you plan to attend the Annual Meeting, you can vote through the Internet, by telephone, or by mail. This proxy statement, Notice of Annual Meeting of Shareholders, form of proxy, and the Annual Report of the Company for the year ended December 31, 2024 are first being made available to shareholders on or about April 8, 2025.
    We appreciate your support and look forward to seeing you at the Annual Meeting on May 21, 2025.

Cordially, /s/ Daniel J. Doyle Daniel J. Doyle Chairman of the Board /s/ James J. Kim James J. Kim Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING:
THE PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS, ALONG WITH THE COMPANY’S REPORT ON FORM 10-K TO SHAREHOLDERS ARE AVAILABLE AT: WWW.INVESTORVOTE.COM/CWBC2025

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS OF
COMMUNITY WEST BANCSHARES

TO THE SHAREHOLDERS OF COMMUNITY WEST BANCSHARES:
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of the Shareholders of Community West Bancshares will be held at 7100 N. Financial Drive, Suite 101, Fresno, CA 93720, on Wednesday, May 21, 2025, at 3:00 p.m. for the following purposes:
(1)To elect 15 directors to the Board of Directors;
(2)To approve the Community West Bancshares 2025 Omnibus Incentive Plan;
(3)To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025;
(4)To adopt a non-binding advisory resolution approving executive compensation; and
(5)To transact such other business as may properly come before the Annual Meeting.

The names of the Board of Directors’ nominees to be directors of Community West Bancshares are set forth in the accompanying Proxy Statement and are incorporated herein by reference.
Only shareholders of record at the close of business on March 28, 2025, are entitled to notice of, and to vote at, the Annual Meeting. Every shareholder is invited to attend the Annual Meeting in person or by proxy. If you do not expect to be present at the Annual Meeting, you can vote through the Internet, by telephone, or by mail. Instructions regarding Internet and telephone voting, as well as instructions for requesting printed copies of the meeting materials and a physical proxy card are included.
Dated: April 4, 2025
/s/ Daniel J. Doyle
Daniel J. Doyle
Chairman of the Board

WHETHER OR NOT YOU PLAN TO ATTEND THIS ANNUAL MEETING, PLEASE
VOTE THROUGH THE INTERNET, BY TELEPHONE, OR BY MAIL AS PROMPTLY AS POSSIBLE

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
OF
COMMUNITY WEST BANCSHARES
To Be Held on May 21, 2025
Corporate Headquarters
7100 N. Financial Drive, Suite 101, Fresno, California 93720
_____________________________________

GENERAL INFORMATION FOR SHAREHOLDERS

The following information is furnished in connection with the solicitation of the accompanying proxy by and on behalf of the Board of Directors (the “Board”) of Community West Bancshares (the “Company”) for use at the Annual Meeting of Shareholders to be held at the Company’s corporate office located at 7100 N. Financial Drive, Suite 101, Fresno, California 93720, on Wednesday, May 21, 2025 at 3:00 p.m. Only shareholders of record at the close of business on March 28, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had outstanding and entitled to vote at the Annual Meeting, and any adjournments thereof 19,061,009 shares of its common stock, no par value (“Common Stock”). This proxy statement will be first made available to shareholders on or about April 8, 2025.
Vote By Proxy
As many of the Company’s shareholders are not expected to attend the Annual Meeting in person, the Company solicits proxies so that each shareholder is given an opportunity to vote. Shares represented by a duly executed proxy in the accompanying form, received by the Board prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder executing a proxy card through the Internet, by telephone, or by mail may revoke the proxy at any time prior to the exercise of the authority granted by the proxy by (i) filing with the secretary of the Company an instrument revoking it or a duly executed proxy card bearing a later date; or (ii) attending the Annual Meeting and voting in person. A proxy is also revoked when written notice of the death or incapacity of the maker of the proxy is received by the Company before the vote is counted. Voting online, by telephone, or by mail will not affect your right to attend the Annual Meeting and vote.
The proxy holders, James J. Kim and Steven D. McDonald, both of whom are directors of the Company, will vote all shares of Common Stock represented by the proxies unless authority to vote such shares is withheld or the proxy is revoked. However, the proxy holders cannot vote the shares of the shareholder unless the shareholder votes their shares online at www.envisionreports.com/CWBC2025, by telephone, or by mail. Online, telephone, or mail voting also confers upon the proxy holders the discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was made available on the Internet, which may properly be presented for action at the Annual Meeting, including a motion to adjourn, and with respect to procedural matters pertaining to the conduct of the Annual Meeting. The total expense of soliciting the proxies in the accompanying form will be borne by the Company. While proxies are normally solicited by mail, proxies may also be solicited directly by officers, directors and employees of the Company or its subsidiary, Community West Bank (the “Bank”). Such officers, directors and employees will not be compensated for this service beyond normal compensation to them. If management determines that the Company should engage proxy solicitation agents to obtain sufficient votes for proposals, the cost of such agents would be borne by the Company.
If you properly vote online, by telephone, or by mail, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:
FOR the election of all nominees for director named herein;
FOR approval of the Community West Bancshares 2025 Omnibus Incentive Plan;
FOR ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and
FOR ratification of a non-binding advisory resolution approving executive compensation.
For the election of directors (Proposal 1), a shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees by indicating on the proxy card in the manner instructed on the proxy card. Unless authority to vote for the nominees is withheld, the proxy holders will vote the proxies received by them for the election of the nominees listed on the proxy card as directors of the Company. Your proxy does not have an obligation to vote for nominees not identified on the proxy card (that is, write-in candidates). Should any shareholder attempt to “write in” a vote for a nominee not identified on the card (and described in these proxy materials), your proxy will not vote the shares represented by your proxy card for any such write-in candidate, but will instead vote the shares for any and all other indicated candidates. If any of the nominees should be unable or decline to serve, which is not now anticipated, your proxy will have discretionary authority to vote for a substitute who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, your proxy intends to vote all of the proxies in such a manner as will assure the election of as many of the nominees identified on the proxy card as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.
Boxes and a designated blank space are provided on the proxy card for shareholders to indicate if they wish either to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for director.
Shares Held in the Name of Your Broker
If your shares are held by your broker, sometimes called “street name” shares, you must vote your shares through your broker. You should receive a form from your broker asking how you want to vote your shares. Follow the instructions on that form to give voting instructions to your broker. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine, but not on non-routine matters. A “broker non-vote” occurs when your broker does not vote on a particular proposal because the broker does not receive instructions from the beneficial owner and does not have discretionary authority. Proposal 1 (election of directors), Proposal 2 (2025 Omnibus Incentive Plan) and Proposal 4 (executive compensation) are non-routine items on which a broker may vote only if the beneficial owner has provided voting instructions. Proposal 3 (ratification of independent registered public accounting firm) is a routine item.
Procedures For Attending the Annual Meeting
Only shareholders owning the Company’s Common Stock on the Record Date, or their legal proxy holders, are entitled to attend the Annual Meeting. You must present photo identification for admittance. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the Record Date prior to your admission to the Annual Meeting. If you are not a shareholder of record but hold shares through a bank, broker or other nominee, you must provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior to the Record Date, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.
Quorum for the Meeting
A quorum of shareholders is necessary to hold a valid meeting. The presence at the annual meeting in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.
Voting in Person
If you plan to attend the Annual Meeting and desire to vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney from your nominee in order to vote at the Annual Meeting.
Shareholders whose shares are registered in their own names may vote through the Internet, by telephone, or by mail, and instructions are set forth on the Shareholder Meeting Notice. The Internet voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.
Required Vote for Each Proposal
Approval of Proposal 1 (election of directors) requires a plurality of votes cast for each nominee. This means that the 15 nominees who receive the most votes will be elected. So, if you do not vote for a particular nominee, or if you indicate “WITHHOLD AUTHORITY” to vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. Abstentions will not have any effect on the outcome of the vote. Broker non-votes will not count as a vote on the proposal and will not affect the outcome of the vote.
Approval of Proposal 2 (approval of the 2025 Omnibus Incentive Plan), Proposal 3 (ratification of independent registered public accounting firm) and Proposal 4 (executive compensation) require a vote that satisfies two criteria: (i) the affirmative vote for the proposal must constitute a majority of the shares of Common Stock present or represented by proxy and voting on the proposal at the Annual Meeting; and (ii) the affirmative vote for the proposal must constitute a majority of the shares of Common Stock required to constitute the quorum. For purposes of Proposals 2, 3 and 4, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes cast. However, abstentions and broker non-votes will affect the outcome under clause (ii) if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the voting power required to constitute a quorum. The ratification of the appointment of the independent registered public accounting firm for 2025 is a matter on which a broker or other nominee is generally empowered to vote and, therefore, no broker non-votes are expected to exist with respect to Proposal 3.

Shareholders Entitled to Vote
Only shareholders of record at the close of business on March 28, 2025, are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on that date, the Company had outstanding 19,061,009 shares of Common Stock.
The Company’s Annual Report to Shareholders and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are included on the Company’s online voting site at www.envisionreports.com/ CWBC2025. A paper copy of these materials may be requested online at www.envisionreports.com/CWBC2025, by calling 1-866-641-4276, or by emailing investorvote@computershare.com.
You can also find out more information about us at our website www.communitywestbank.com. Our website is available for information purposes only and should not be relied upon for investment purposes, nor is it incorporated by reference into this proxy statement. On our website you can access electronically filed copies of our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Section 16 filings, and amendments to those reports and filings, free of charge. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding SEC registrants, including the Company.

SHAREHOLDINGS OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Management does not know of any person who owns, beneficially or of record, either individually or together with associates, 5% or more of the outstanding shares of Common Stock, except as set forth in the table below.
The following table sets forth, as of the Record Date, the number and percentage of shares of Common Stock beneficially owned, directly or indirectly, by each of the Company’s directors, Named Executive Officers (“NEOs”) and holders of more than 5% of the Common Stock and by the Company’s directors and executive officers as a group. The shares “beneficially owned” are determined under Securities and Exchange Commission rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the director, principal shareholder or executive officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of the Record Date. Shares of restricted stock issued to officers and directors are subject to forfeiture to the Company, but are eligible to vote at the Annual Meeting. Information respecting 5% shareholders is presented in reliance on information provided by the shareholders. For purposes of the table below, the address for all directors and officers is 7100 N. Financial Drive, Suite 101, Fresno, California 93720. The percentage ownership is calculated based on 19,061,009 shares of Common Stock outstanding.

		Positions Held With the Company	Director or Officer Since	Shares Beneficially Owned as of the Record Date
Name	Age			Number		Percent of Class
Robert H. Bartlein	77	Vice Chairman and Director	2024	436,876	(1)	2.29%
Suzanne M. Chadwick	77	Director	2024	3,299	(2)	*
Daniel N. Cunningham	88	Director	2000	315,562	(3)	1.66%
Tom L. Dobyns	72	Director	2024	14,065	(4)	*
Daniel J. Doyle	78	Chairman of the Board and Director	2000	98,178	(5)	*
F. T. “Tommy” Elliott, IV	48	Director	2013	88,475	(6)	*
Robert J. Flautt	74	Director	2017	32,014	(7)	*
James J. Kim	49	Chief Executive Officer and Director **	2018	60,178	(8)	*
Shannon R. Livingston	42	Executive Vice President and Chief Financial Officer **	2023	14,881	(9)	*
James W. Lokey	77	Director	2024	12,721	(10)	*
Andriana D. Majarian	52	Director	2020	19,049	(11)	*
Jeffrey M. Martin	51	Executive Vice President and Chief Banking Officer **	2022	18,872	(12)	*
Steven D. McDonald	75	Secretary and Director	2000	326,575	(13)	1.71%
Martin E. Plourd	67	President and Director**	2024	213,309	(14)	1.12%
Dorothea D. Silva	52	Director	2019	10,225	(15)	*
William S. Smittcamp	72	Director	2000	170,778	(16)	*
Kirk B. Stovesand	62	Director	2024	78,859	(17)	*
Timothy J. Stronks	55	Executive Vice President and Chief Risk Officer**	2024	41,320	(18)	*
Fourthstone LLC				1,868,778	(19)	9.80%
575 Maryville Centre Drive
Suite 110, St. Louis, MO 63141
BlackRock, Inc.				1,143,463	(19)	6.00%
50 Hudson Yards
New York, NY 10001
All directors and executive officers of the Company and the Bank as a group (21 in number)				2,014,002		10.57%

* Beneficial ownership does not exceed one percent of Common Stock outstanding.
**     As used throughout this Proxy Statement, the term “executive officer” means the president, any executive vice president in charge of a principal business unit or function, and any other officer or person who performs a policy making function for the Company or the Bank. Mr. Plourd is an executive officer of the Company only. Mr. Stronks is an executive officer of the Bank only. Each executive officer serves on an annual basis and must be appointed by the Board annually pursuant to the Bylaws of the Company (or the Bylaws of the Bank, in the case of Mr. Stronks).
(1)Includes 1,820 shares of restricted stock that have not vested which Mr. Bartlein has the right to vote.
(2)Includes 1,820 shares of restricted stock that have not vested which Ms. Chadwick has the right to vote.
(3)Includes 71,079 shares held by a trust in which Mr. Cunningham is the trustee. Includes 87,120 shares held as trustee for the Bradley and Joanne Quinn Living Trust as to which Mr. Cunningham disclaims beneficial ownership, and 122,508 shares held under a power of attorney executed in favor of Mr. Cunningham by Eric Quinn as to which Mr. Cunningham disclaims beneficial ownership. Also includes 1,820 shares of restricted stock that have not vested which Mr. Cunningham has the right to vote.
(4)Includes 8,690 options that are exercisable within 60 days after the Record Date (vested) and treated as issued and outstanding for the purpose of computing the percent of the class owned and the percent of class owned by all Directors and executive officers as a group, but not for the purpose of computing the percent of class owned by any other person. Also includes 1,820 shares of restricted stock that have not vested which Mr. Dobyns has the right to vote.
(5)Includes 90,358 shares held by a trust in which Mr. Doyle is the trustee. Also 1,820 shares of restricted stock that have not vested which Mr. Doyle has the right to vote.
(6)Includes 9,210 shares owned of record by Mr. Elliott, IV’s daughter, and 10,000 shares held under a power of attorney executed in favor of Mr. Elliott, IV by F.T. Elliott, III as to which Mr. Elliott, IV disclaims beneficial ownership. Also includes 1,820 shares of restricted stock that have not vested which Mr. Elliott, IV has the right to vote.
(7)Includes 1,820 shares of restricted stock that have not vested which Mr. Flautt has the right to vote.
(8)Includes 16,222 shares of restricted stock that have not vested which Mr. Kim has the right to vote.
(9)Includes 11,802 shares of restricted stock that have not vested which Ms. Livingston has the right to vote.
(10)Includes 1,820 shares of restricted stock that have not vested which Mr. Lokey has the right to vote.
(11)Includes 7,139 shares of restricted stock that have not vested which Mr. Luis has the right to vote.
(12)Includes 12,240 shares held by a trust in which Ms. Majarian is trustee, which includes 1,820 shares of restricted stock that have not vested which Ms. Majarian has the right to vote.
(13)Includes 1,608 shares held by Mr. McDonald’s spouse, and 17,121 shares held by a trust in which Mr. McDonald is a trustee. Also includes 1,820 shares of restricted stock that have not vested which Mr. McDonald has the right to vote.
(14)Includes 120,873 options that are exercisable within 60 days after the Record Date (vested) and treated as issued and outstanding for the purpose of computing the percent of the class owned and the percent of class owned by all Directors and executive officers as a group, but not for the purpose of computing the percent of class owned by any other person. Also includes 1,820 shares of restricted stock that have not vested which Mr. Plourd has the right to vote.
(15)Includes 2,896 shares held by a trust in which Ms. Silva is the trustee. Also includes 1,820 shares of restricted stock that have not vested which Ms. Silva has the right to vote.
(16)Includes 170,778 shares held by a trust in which Mr. Smittcamp is the trustee. Also includes 1,820 shares of restricted stock that have not vested which Mr. Smittcamp has the right to vote.
(17)Includes 6,320 options that are exercisable within 60 days after the Record Date (vested) and treated as issued and outstanding for the purpose of computing the percent of the class owned and the percent of class owned by all Directors and executive officers as a group, but not for the purpose of computing the percent of class owned by any other person.
(18)Includes 35,155 options that are exercisable within 60 days after the Record Date (vested) and treated as issued and outstanding for the purpose of computing the percent of the class owned and the percent of class owned by all Directors and executive officers as a group, but not for the purpose of computing the percent of class owned by any other person. Also includes 1,820 shares of restricted stock that have not vested which Mr. Stronks has the right to vote.
(19)Shares as reported on a Schedule 13G.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL NO. 1
ELECTION OF DIRECTORS OF THE COMPANY
The Bylaws of the Company provide a nomination procedure for election of members of the Board, which procedure is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may, in his or her discretion, be disregarded by the Chairman of the Annual Meeting and, upon his or her instruction, the inspector of election shall disregard all votes cast for such nominee(s).
The Bylaws of the Company provide that the Board will consist of not less than nine and not more than 15 directors. The number of directors is set by the Board and is currently set at 15. The number of directors to be elected at the Annual Meeting is 15. Each director will hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified.
All proxies will be voted for the election of the following 15 nominees recommended by the Board, all of whom are incumbent directors, unless authority to vote for the election of directors is withheld. If any of the nominees should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board. The Board has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below. There is no family relationship between any of the directors or principal officers.
NOMINEES FOR THE BOARD OF DIRECTORS
The following is a brief account of the business experience for at least the past five years of each nominee to the Board. The Company, formerly named Central Valley Community Bancorp, completed an acquisition of Community West Bancshares (“CWB”) on April 1, 2024. Contemporaneously with the completion of the merger, the Company changed its name from Central Valley Community Bancorp to Community West Bancshares. In connection with the acquisition, Robert H. Bartlein, Suzanne M. Chadwick, Tom L. Dobyns, James W. Lokey, Martin E. Plourd and Kirk B. Stovesand, former directors of CWB were appointed to the Board effective April 1, 2024. Under the terms of the definitive agreement pursuant to which the transaction was effected, the Company agreed that these six new directors would be included on the list of nominees for directors presented by the Board for the Annual Meeting.

ROBERT H. BARTLEIN was appointed as director and Vice Chairman of the Company and Bank on April 1, 2024, following the completion of the acquisition of CWB, where he was a founder and director. He is President and CEO of Bartlein & Company Inc., a property management company founded in 1969 with five California offices as well as offices in other states. Mr. Bartlein is a graduate of the University of Wisconsin-Madison with a degree in Finance, Investments and Banking, and did post-graduate study at the University of Wisconsin-Milwaukee. Mr. Bartlein is past President and a Director of the American Lung Association of Santa Barbara and Ventura Counties. As President of Bartlein & Company, Inc., Mr. Bartlein has substantial real estate experience with broad business exposure. He is knowledgeable in real estate transactions, real estate law, credit analysis, accounting, income tax law and finance. Mr. Bartlein is particularly familiar with the Central Coast real estate market and is active in the community. We believe that Mr. Bartlein’s real estate knowledge and experience, as well as his knowledge of coastal markets qualifies him to serve on our Board.
SUZANNE M. CHADWICK was appointed as director on April 1, 2024, following the completion of the acquisition of CWB, where she was a director since August 2020. She worked for Santa Barbara Bank & Trust for over 20 years as Senior Vice President and Private Client Relationship Manager and was responsible for the bank’s expansion into Ventura County. Ms. Chadwick is a graduate of Pacific Coast Banking School. As a former Regent at California Lutheran University, she continues her involvement there as a member of the Center for Nonprofit Leadership, the School of Management and KCLU Advisory Boards where she has been active since 1995. Ms. Chadwick had an extensive career in banking cultivating business relationships and private client services. Ms. Chadwick is extremely knowledgeable with the Ventura County banking market and the business community. We believe that Ms. Chadwick’s banking experience and knowledge of coastal markets qualifies her to serve on our Board.
DANIEL N. CUNNINGHAM is a founding director of the Company and the Bank. He is also a Director Emeritus of Quinn Group, Inc. and previously served as its Chief Financial Officer. He holds BS and MS degrees in accounting from Fresno State University and is a Certified Public Accountant, which qualifies him as a financial expert on the Company’s Audit Committee. Mr. Cunningham has been a director of the Company since 2000, a director of the Bank since 1979, and has served on the boards of large privately held companies. He has farmed in the San Joaquin Valley for many years and has served in local non-profit organizations. We believe that Mr. Cunningham’s 44 years of board experience in the banking industry, including 15 years as Chairman, along with extensive knowledge of banking laws and regulations combined with his finance and accounting background qualifies him to serve on our Board and as one of our “financial experts”.

TOM L. DOBYNS was appointed as director on April 1, 2024, following the completion of the acquisition of CWB, where he previously served as a director since June 2017. He has more than 40 years of bank management experience, including most recently as Chief Executive Officer of Mission Community Bank and President and Chief Executive Officer of American Security Bank. He founded Enthusiology, a managerial and leadership consulting firm specializing in strategic planning, executive coaching and energizing the sales process for banks, credit unions and nonprofit organizations. He is a graduate of the University of Southern California, earning Bachelor of Business Administration and Master of Business Administration degrees. Mr. Dobyns is active on several community-based not-for-profit boards. We believe that Mr. Dobyns extensive experience in bank management serving in various executive management capacities including as Chief Executive Officer, his history in leadership and executive coaching qualifies him to serve on our Board.
DANIEL J. DOYLE joined the Company in June of 1998, and served as President and CEO until his retirement in January 2015. Since retiring, Mr. Doyle continued with the Company and the Bank as Chairman of the Boards of each. Prior to coming to the Company, Mr. Doyle served as Regional President for US Bank in Washington State and was the first President and CEO of US Bank of California, both greatly successful tenures leading up to his long career at the Company. Under his leadership the Company experienced phenomenal financial success as a community bank in California’s San Joaquin Valley. Mr. Doyle’s 53 years of banking experience, his educational achievements, including graduate and undergraduate degrees from the University of Washington, and his solid business values, contributed greatly to the Company’s success. Mr. Doyle’s history of service on the many boards and committees of various banking industry groups spans his entire career. He has a reputation throughout the community for his thoughtful leadership, giving nature, and generous community service. We believe Mr. Doyle’s extensive knowledge of the banking regulations and financial markets, including 53 years of banking experience along with a keen understanding of the markets in which the Company serves qualifies him to serve on our Board.
F. T. “TOMMY” ELLIOTT, IV became a director of the Company and Bank in 2013 following the Company’s acquisition of Visalia Community Bank, where Mr. Elliott served as Chairman of the Board. Mr. Elliott is the owner and Chairman of both Wileman Bros. & Elliott, Inc., a grower, packer and shipper of California fresh citrus, and of Kaweah Container, Inc., a premier independent corrugated manufacturer. Mr. Elliott is a member of the Young Presidents Organization and a former director of the Boys and Girls Clubs of Tulare County. We believe Mr. Elliott’s strong business acumen as well as his banking experience in addition to his knowledge of our geographic markets and our client base well qualifies him to serve on our Board.
ROBERT J. FLAUTT is the retired former President, CEO and a Director of Folsom Lake Bank, culminating his long career in the banking industry upon the acquisition by the Company in 2017 when he was appointed as a director of the Company and the Bank. He is a respected business leader in the Greater Sacramento Region and has a prominent record of service on the boards of, or in executive positions with, many local community service and non-profit organizations. We believe Mr. Flautt’s 44 years of experience in the banking industry, including his keen understanding of banking laws and regulations, his high level of understanding of the Board’s roles and responsibilities based on his service on other bank boards, and his extensive knowledge of the greater Sacramento communities qualifies him to serve on our Board.
JAMES J. KIM has served as Director and Chief Executive Officer of the Company and Bank since November 1, 2021. Mr. Kim served as Executive Vice President and Chief Operating Officer of the Bank from February 2019 to November 2021. Mr. Kim joined the Bank as Executive Vice President and Chief Administrative Officer in January 2018 with over 20 years of bank leadership expertise, most recently serving in the positions of controller, chief operations officer, chief financial officer and chief executive officer for financial institutions in the Greater Sacramento Region. He began his career working for an international accountancy and business advisory firm in Sacramento. He obtained his BS in Accountancy and MBA from California State University, Sacramento. In addition to his proven leadership of the Company and his extensive experience in banking laws and regulations, we believe Mr. Kim’s extensive knowledge of the financial markets and the markets in which the Company serves qualifies him to serve as President and CEO of our Company and to serve on our Board.
JAMES W. LOKEY was appointed as director on April 1, 2024, following the completion of the acquisition of CWB, where he previously served as a director since 2015. Mr. Lokey has more than 50 years of bank management experience, including Chairman of the Board and Chief Executive Officer of Mission Community Bancorp (2010-2014); President of Rabobank, N.A. (2007-2009); President and Chief Executive Officer of Mid-State Bank & Trust (2000-2007); President and Chief Executive Officer of Downey Savings (1997-1998); Executive Vice President of First Interstate Bank/Wells Fargo Bank (1973-1996) and Past Chairman of California Bankers Association. He has significant ties in the communities of the Central Coast, including serving as a member of the President’s Cabinet at Cal Poly State University in San Luis Obispo; a Director of Cal Poly Corporation and Chairman of its investment committee; and Director of French Hospital Medical Center. Since retiring in 2014, Mr. Lokey has been active as a consultant and featured speaker regarding director education, enterprise risk management and mergers and acquisitions. Mr. Lokey has spent virtually his entire career serving the banking industry, including many years as Chairman and Chief Executive Officer. He is extremely knowledgeable with the San Luis Obispo business community and banking market. We believe that Mr. Lokey’s past banking experience and knowledge, his leadership advocating on behalf of California Banks, and his deep knowledge of the central coast communities, qualifies him to serve on our Board.
ANDRIANA D. MAJARIAN has served as a director of the Company and Bank since 2020. Ms. Majarian is an Executive Director of Valley Children’s Healthcare Foundation. Prior to her current role at Valley Children’s Healthcare Foundation, she was Global Head of Customer Success of TELUS Agriculture. TELUS is recognized as one of the largest and most-profitable Ag technology companies in the world. Ms. Majarian oversaw all aspects of TELUS Agriculture’s global business operations throughout North America, South America, Australia, and Europe. Her experience and leadership at TELUS was focused in developing and delivering technology-driven business services and solutions, building globally-connected capabilities across the agricultural, food, and packaged goods industries. For nearly 17 years, Ms. Majarian has been driving organizational growth, leading cross-function teams, and developing a software-as-a-service model, earning the trust of her team and clients as a creative and bottom-line motivated leader. An alumna of California State University, Fresno, she believes in giving back to her community and mentoring the next generation of leaders. She is a past president of the Big Fresno Fair and the Friends of the Fair. We believe that Ms. Majarian’s extensive knowledge and leadership experience within the Agricultural industry, combined with her professional expertise, technology-driven business solutions, and sales and agribusiness background qualifies her to serve on our Board.
STEVEN D. McDONALD has served as a director for the Company since its inception in 2000, the Bank since 1990 and currently serves as the Secretary of the Boards of Directors of the Company and the Bank. Mr. McDonald is President of McDonald Properties, Inc., with interests in cattle ranching, mobile home park management and other real estate investments. Mr. McDonald is also the owner/broker of SDM Realty, specializing in ranch brokerage. Mr. McDonald serves his industry and community through many non-profit offices and directorships, both locally and statewide. We believe that Mr. McDonald’s extensive management and leadership experience in the cattle ranching and the real estate industries, his expertise and his experience as a non-profit director, as well as his audit committee leadership qualifies him to serve on our Board.
MARTIN E. PLOURD was appointed as a director for the Company and Bank and President of the Company on April 1, 2024, following the completion of the acquisition of CWB, where he previously served as President, CEO, and director since 2011. Mr. Plourd has been in banking for 44 years. From July 2009 to 2011, he worked as a consultant on engagements with bank strategic planning, acquisitions, and compliance. From July 2005 to July 2009, Mr. Plourd served first as Chief Operating Officer and then as President and Director of Temecula Valley Bank, Temecula, California. Prior to that, Mr. Plourd spent 18 years with Rabobank/Valley Independent Bank, El Centro, California. Mr. Plourd is a graduate of Stonier Graduate School of Banking and California State Polytechnic University. He has served on several community/non-profit organizations. Currently serving as a Trustee for the Foundation for Cottage Rehabilitation & Goleta Valley Cottage Hospitals, serving on the Finance, Audit, and Investment committees. Mr. Plourd is a board member for the Scholarship Foundation of Santa Barbara and a member of the Rotary Club of Goleta. He is also an executive board member of California Bankers Association and is an advisory board member for the College of Agriculture at California State Polytechnic University, Pomona (Cal Poly). Through his numerous executive positions Mr. Plourd, he has a substantial financial services’ background, including management, lending, marketing and bank operations. We believe that Mr. Plourd’s experiences qualify him to serve on our Board and to provide the Company with effective leadership in the conduct of its business and strategic initiatives.
DOROTHEA D. SILVA has served as a director for the Company and Bank since 2020. Ms. Silva is a partner with BPM LLP and a certified public accountant (CPA) with over 20 years of tax and accounting experience. Prior to her position with BPM LLP, she was a partner with Avaunt and Chavez Silva & Co. She also held positions at Williams & Olds CPA and Arthur Andersen. Her strengths abound in the diverse industry knowledge of the clients she serves, including financial services, construction, real estate, food processing, manufacturing, retail, professional services and an array of nonprofits. We believe that Ms. Silva’s extensive knowledge and leadership experience combined with her finance and accounting background qualifies her to serve on our Board, the Audit Committee, and as one of our “financial experts.”
WILLIAM S. SMITTCAMP has served as a director for the Company since its inception in 2000 and the Bank since 1987. Mr. Smittcamp is President and owner of Wawona Frozen Foods and is involved as a principle in other family related businesses. Wawona Frozen Foods, located in the San Joaquin Valley grows, processes and supplies over 125 million pounds of frozen fruit products worldwide. Mr. Smittcamp is a graduate of California State University, Fresno, and has given major grants to the Honors College, CSUF Ag and the Food Sciences Departments. Mr. Smittcamp serves on and was past chair of the Board of Trustees for Children’s Hospital Central California, is a member of the Board of Governors of Fresno State, and is a Board member of the Garfield Water District. He has also been a leader in state and national organizations such as the California League of Food Processors and the American Frozen Food Institute. Mr. Smittcamp is a long-standing member of the Board and the board of directors of the Bank. We believe Mr. Smittcamp’s strong business experience and leadership, his extensive network of business relationships within our market area, his understanding of the agricultural and food service industries, and his high level of understanding of the Board’s roles and responsibilities based on his service on our Board, qualifies him to serve on our Board.

KIRK B. STOVESAND was appointed as director on April 1, 2024, following the completion of the acquisition of CWB, where he previously served as a director since 2003. He is a partner of Walpole & Co., a Certified Public Accounting and Consulting firm founded in 1974. Mr. Stovesand received a Bachelors Degree in Business Economics from the University of California Santa Barbara, a Masters Degree in Taxation from Golden Gate University, and a Master Certificate in Global Business Management from George Washington University. He is also a Certified Financial Planner and has been on the boards of many for-profit and nonprofit organizations. Mr. Stovesand is a member of the American Institute of Certified Public Accountants. Mr. Stovesand has a broad financial background and serves as a partner of an accounting and consulting firm. He has a CPA, a CFP, and a Masters in taxation. Mr. Stovesand is active on boards of for-profit and not-for-profit organizations. We believe that Mr. Stovesand’s background qualifies him to serve on our Board, the Audit Committee, and as one of our “financial experts.”

The Board recommends the election of each nominee. The proxy holders intend to vote all proxies they hold in favor of the election of each of the nominees. If no instruction is given, the proxy holders intend to vote FOR each nominee listed.
The following table provides information regarding the members of our Board, including certain types of knowledge, skills, experiences or attributes possessed by one or more of our directors which our Board believes are relevant to our business or industry. The table does not encompass all of the knowledge, skills, experiences or attributes of our directors, and the fact that a particular knowledge, skill, experience or attribute is not listed does not mean that a director does not possess it. In addition, that absence of a particular knowledge, skill, experience or attribute with respect to any of our directors does not mean that the director in question is unable to contribute to the decision-making process in that area. The type and degree of knowledge, skill, experience or attribute listed below may vary among the directors.

	Bartlein	Chadwick	Cunningham	Dobyns	Doyle	Elliott	Flautt	Kim	Lokey	Majarian	McDonald	Plourd	Silva	Smittcamp	Stovesand
Knowledge, Skills, and Experience
Public Company Board Experience	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Financial	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Management	X		X	X	X	X	X	X	X		X	X		X	X
Accounting	X		X		X	X		X	X	X	X	X	X		X
Corporate Governance/Ethics	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Legal/Regulatory Compliance	X		X	X	X		X	X	X	X	X	X	X		X
HR/Compensation	X	X	X	X	X	X		X		X		X	X
Executive Experience	X	X	X	X	X	X	X	X	X	X	X	X		X
Banking Operations	X	X		X	X	X	X	X	X			X	X
Strategic Planning/Oversight	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Technology	X			X	X	X		X		X		X	X
Mergers and Acquisitions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Board Tenure
Years	1	1	25	1	25	12	7	4	1	5	25	1	5	25	1

The following table summarizes the diversity of our Board.
Demographics
Race/Ethnicity
African American
Asian/Pacific Islander								X					X
White/Caucasian	X	X	X	X	X	X	X		X	X	X	X		X	X
Hispanic/Latino
Native American
Gender

Female		X								X			X
Male	X		X	X	X	X	X	X	X		X	X		X	X

EXECUTIVE OFFICERS OF THE COMPANY AND THE BANK
The following is a brief account of the business experience for at least the past five years of each of the executive officers of the Company and the Bank.
Biographical information for James J. Kim and Martin E. Plourd is found under “Nominees for the Board of Directors.”
DAWN M. CAGLE became Executive Vice President and Chief Human Resources Officer of the Bank in November 2021. Prior to that time, Ms. Cagle served as Senior Vice President and Human Resources Manager since joining the Bank in 2018. Prior to joining the Bank, Ms. Cagle had over 30 years of experience in Human Resources, most recently as the Chief Human Resources Officer at a large non-profit organization. Ms. Cagle has a Bachelor’s degree in Business Administration with an emphasis in Human Resources from California State University, Fresno and has professional certifications in Human Resources through the Society of Human Resources Management.
BLAINE C. LAUHON was named Executive Vice President, Chief Operating Officer, on December 1, 2024, previously serving as Chief Administrative Officer since April 1, 2024, and previously serving as Executive Vice President, Chief Banking Officer of the Bank since November 2021. Mr. Lauhon served as Executive Vice President, Market Executive of the Bank from July 2019 until November 2021. Mr. Lauhon joined the Bank in 2017 as Senior Vice President, Senior Credit Officer with over three decades of financial experience. Mr. Lauhon has extensive bank leadership, and commercial and agribusiness lending expertise. He holds educational degrees from Dartmouth College Graduate School of Credit and Financial Management, University of Colorado Graduate School of Banking, and a B.S. in Agricultural Business from California State University, Chico.
SHANNON R. LIVINGSTON was named Executive Vice President and Chief Financial Officer of the Company and Bank in February 2023. Ms. Livingston joined the Company as an accomplished finance and accounting expert serving financial institutions with assets up to $18 billion, including 10 years with Moss Adams LLP in corporate strategic planning, financial management, accounting, risk management, auditing and regulatory reporting. Immediately prior to joining the Company, she served in the roles of Executive Vice President, Chief Financial Officer; Vice President, Controller; and Vice President, Internal Controls and Financial Reporting Manager for California financial institutions with asset sizes ranging from $200 million to $18 billion. She is a certified public accountant (CPA). Ms. Livingston graduated from Stanford University with a Bachelor of Arts, Economics degree.
JEFFREY M. MARTIN was named Executive Vice President, Chief Banking Officer on April 1, 2024. Mr. Martin served as Executive Vice President, Market Executive from April 2022 until April 2024. Mr. Martin joined the Bank with over 20 years of leadership expertise, proven industry growth results, a drive for high client satisfaction and successful team development, most recently with a California community bank where he was a regional president, covering a similar northern area territory in the state. He received his Bachelor of Science degree from California State University, Sacramento, and as a community steward, he has served and assisted numerous nonprofit organizations throughout his career.
TIMOTHY J. STRONKS was named Executive Vice President and Chief Risk Officer of the Bank on April 1, 2024. Mr. Stronks previously served as Executive Vice President, Chief Operating Officer and Chief Risk Officer of Community West Bank, N.A, which was acquired by the Bank on April 1, 2024. Mr. Stronks prior roles included Senior Vice President, Deputy Director of Operations with Rabobank and prior to that as Executive Vice President for Pacific Premier Bank and Executive Vice President, Chief Information Officer of Heritage Oaks Bank (which was acquired by Pacific Premier Bank in March 2017). Mr. Stronks also previously held various positions at Business First National Bank (acquired by Heritage Oaks Bank) in Santa Barbara, CA and Santa Barbara Bank and Trust. Mr. Stronks is a Certified Information Security Manager and serves on the board of the Science and Engineering Council of Santa Barbara. Mr. Stronks is a graduate of Pacific Coast Banking School, holds a Bachelor of Arts degree in International Political Science and Slavic Languages and Literatures from the University of California at Santa Barbara, and an MBA in IT Management from Western Governors University.

Director Independence
The Board has determined that each of the following members are “independent” under the standards of the Nasdaq Stock Market: Robert H. Bartlein, Suzanne Chadwick, Daniel N. Cunningham, Tom L. Dobyns, Daniel J. Doyle, F.T. “Tommy” Elliott, IV, Robert J. Flautt, James W. Lokey, Adriana D. Majarian, Steven D. McDonald, Dorothea D. Silva, William S. Smittcamp, and Kirk B. Stovesand.

Board Leadership Structure
The position of Chairman of the Board is separate from the position of Chief Executive Officer for each of the Company and the Bank. Our Chairman of the Board, Daniel J. Doyle, became President and Chief Executive Officer of the Company upon its organization in 2000, and served as Chief Executive Officer of the Bank beginning in June 1998. He retired as Chief Executive Officer and President of the Company and the Bank in January 2015. We believe this leadership structure enables separation of duties and independent oversight of the operating organization. In accordance with the Nasdaq listing requirements, Mr. Doyle was considered an independent director beginning on January 1, 2019.
On April 1, 2024, the Company established an executive committee, consisting of the following members: Daniel J. Doyle (Chair), Robert H. Bartlein, James W. Lokey, Andriana D. Majarian and Steve D. McDonald. James J. Kim and Martin E. Plourd serve as advisors to the Executive Committee. The Executive Committee possesses and exercises such powers and functions of the Board as may be delegated by the Board subject to the Company’s Articles of Incorporation and Bylaws and applicable law.

Role of Board of Directors in Risk Oversight
Risk is inherent in every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including interest rate risk, economic risks, environmental, cybersecurity, and regulatory risks, and others, such as the impact of competition. Management is responsible for the day-to-day identification and management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The Board believes that establishing the right “tone at the top” and that full and open communication between management and the Board are essential for effective risk management and oversight. The Company’s Chairman meets regularly with the Chief Executive Officer and other senior officers to discuss strategy and risks facing the Company. Senior management is available to address any questions or concerns raised by the Board on risk management and any other matters. Periodically, the Board receives presentations from senior management on strategic matters involving the Company’s operations. The Board holds strategic planning sessions with senior management to discuss strategies, key challenges, risks and opportunities for the Company.
While the Board is ultimately responsible for risk oversight at the Company, the Board’s various standing committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls, credit risk, liquidity risk, reputation risk, compliance with legal and regulatory requirements, and cybersecurity and discusses policies with respect to risk assessment and risk management. Risk assessment reports are regularly provided by management to the Audit Committee or the Board. The Compensation Committee of the Board assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from compensation policies and programs. The Nomination & Governance Committee of the Board assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for the Company’s Directors and executive officers and corporate governance.

Stock Ownership Policy
During 2020, the Board adopted a resolution to require directors and executive management committee members to each own a minimum of 2,000 shares of Common Stock, separate and apart from any grants of Common Stock or restricted stock provided to them by the Company, for directors within the later of two years of director appointment, and for executives within the later of five years of adoption of the policy or executive appointment. As of December 31, 2024, all directors and NEOs were in compliance with the Company stock-ownership requirements.
Board and Committee Meeting Attendance
During the fiscal year ended December 31, 2024, our Board held a total of 10 meetings, which included 10 regularly scheduled meetings and no special meetings. Each incumbent director who was a director during 2024 attended at least 75% of the aggregate of (a) the total number of such meetings and (b) the total number of meetings held by the standing committees of the Board on which such director served.
Director Attendance at Shareholder Meetings
The Company does not have a policy which specifically addresses director attendance at shareholder meetings. However, all 15 directors were in attendance at the 2024 Annual Meeting of Shareholders on May 30, 2024.

COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors maintains the following standing committees: Compensation Committee, Nomination & Governance Committee (the “Nomination Committee”), Strategic Planning Committee, Executive Committee, and Audit Committee.
Compensation Committee
The Compensation Committee performs the function of a compensation committee for the Company and the Bank. All of the members of the Compensation Committee are independent directors as defined under the rules of the Nasdaq Stock Market as currently in effect. The Committee is composed of Robert H. Bartlein as Chairman, and Messrs. Cunningham, Dobyns, Elliott, and Smittcamp. The Committee has adopted a charter that outlines its policy with respect to executive and directors’ compensation and equity awards and incentive compensation awards and plans.
A copy of the Compensation Committee Charter may be accessed electronically at the Company website at www.communitywestbank.com or by writing Amanda Kelley, Assistant Corporate Secretary, Community West Bancshares, 7100 N. Financial Drive, Suite 101, Fresno, California 93720.
The Committee held six meetings during 2024. The Committee (1) oversees matters relating to employment, compensation and management performance of key executive officers; (2) formally evaluates the performance of the President/CEO annually; (3) reviews and approves the compensation of executive officers; (4) approves incentive compensation and other benefits, including incentives, deferred compensation plans and equity compensation for the President/CEO and other key executive officers; (5) reviews and makes recommendations to the Board regarding retirement policies or any other compensation policies relating to the Board; (6) makes recommendations regarding fees, stock option grants and other benefits for the directors; and (7) in consultation with management, oversees regulatory compliance with respect to compensation matters.
Nomination Committee
The Nomination Committee is composed of Mr. Smittcamp as Chairman, Ms. Majarian, and Messrs. Bartlein, McDonald and Stovesand. All of the members of the Committee are independent directors as defined under the rules of the Nasdaq Stock Market as currently in effect.
The Committee held two meetings during 2024. The Committee annually makes recommendations for the nomination of directors to the full Board. All of the nominees for the Board were approved by the Nomination Committee.
The Committee adopted a charter which outlines its policy with respect to considering director candidates. A copy of the Nomination Committee Charter may be accessed electronically at the Company website at www.communitywestbank.com or by writing Amanda Kelley, Assistant Corporate Secretary, Community West Bancshares, 7100 N. Financial Drive, Suite 101, Fresno, California 93720.
Nominations for election of members of the Board may be made by the Board or by any shareholder of any outstanding class of voting stock of the Company entitled to vote for election of directors. Notice of intention to make any nominations, other than by the Board, shall be made in writing and shall be received by the Chief Executive Officer or President of the Company not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days’ notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the Chief Executive Officer or President of the Company not later than the close of business on the tenth day following the day on which the notice of meeting is mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of voting stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance with these provisions shall be disregarded by the chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each such nominee.
The Committee considers suggestions from many sources, including shareholders, regarding possible candidates for director. In order for shareholder suggestions regarding possible candidates for director to be considered by the Committee, such information should be provided to the Committee in writing as specified by the Bylaws of Community West Bancshares. Shareholders should include in such communications the name and biographical data of the individual who is the subject of the communication and the individual’s relationship to the shareholder. The Committee does not set specific criteria for directors but believes the Company is well served when its directors bring to the Board a variety of experience and backgrounds, evidence leadership in their particular fields, demonstrate the ability to exercise sound business judgment and have substantial experience in business and outside the business community in, for example, the academic or public communities. Each of the individuals nominated to serve as a director has been determined by the Committee to meet such qualifications. The Committee considers shareholder nominees for director in the same manner as nominees for director from other sources.
Consideration of Diversity of the Board of Directors. In considering the diversity of the Board (in all aspects of that term) as a criteria for selecting nominees in accordance with its charter, the Nomination Committee takes into account various factors and perspectives, including differences of viewpoint, high quality business and professional experience, education, skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Nomination Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
Strategic Planning Committee
The Strategic Planning Committee develops, along with the Board and management, the Company’s Strategic Plan. It also is responsible for reviewing potential locations for offices of the Bank, overseeing premises-related matters, and reviewing the feasibility of potential mergers/acquisitions. Members of the Strategic Planning Committee are Mses. Chadwick, Majarian, and Silva, and Messrs. Bartlein, Cunningham, Dobyns, Doyle, Elliott IV, Flautt, Kim, Lokey, McDonald, Plourd, Smittcamp, and Stovesand. The Committee met three times in 2024.
Executive Committee
As noted above, on April 1, 2024, the Company established an executive committee which possesses and exercises such powers and functions of the Board as may be delegated by the Board subject to the Company’s Articles of Incorporation and Bylaws and applicable law. The committee did not meet in 2024.
Audit Committee
The Audit Committee of the Company’s Board is composed of Mr. McDonald as Chairman, Mses. Chadwick and Silva, and Messrs. Cunningham, Dobyns, and Stovesand. In accordance with its charter, all of the members of the Audit Committee are independent directors as defined under the rules of the SEC and the Nasdaq Stock Market as currently in effect. The Board has determined that Mr. Cunningham, Ms. Silva and Mr. Stovesand are “audit committee financial experts” as defined under applicable SEC rules.
The Company’s Audit Committee held seven meetings during 2024. The functions of the Audit Committee are to recommend the appointment of and to oversee the independent registered public accounting firm that audits the books and records of the Company for the fiscal year for which they are appointed, to approve each professional service rendered by such accountants and to evaluate the possible effect of each such service on the independence of the Company’s accountants. The Audit Committee also reviews internal controls and reporting procedures of the Bank’s branch offices, periodically consults with the independent registered public accounting firm with regard to the adequacy of internal controls, and reviews and recommends inclusion of the audited consolidated financial statements in regulatory reports, and reviews and discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

Report of Audit Committee
Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
The Audit Committee of the Community West Bancshares Board of Directors (the Audit Committee) is composed of independent directors and operates pursuant to a charter adopted by the Board of Directors. A copy of the Company’s Audit Committee charter may be accessed electronically at the Company website at www.communitywestbank.com or by writing Amanda Kelley, Assistant Corporate Secretary, Community West Bancshares, 7100 N. Financial Drive, Suite 101, Fresno, California 93720. The Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm, Moss Adams LLP.
The function of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. As set forth in the Audit Committee’s charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, and maintaining appropriate accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out appropriate audits and reviews, auditing the Company’s consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.
In the performance of its oversight function, the Audit Committee has considered and discussed the consolidated audited financial statements with management, and the independent registered public accounting firm, with, and without, management present. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standards No. 16, Communication with Audit Committees, as currently in effect. The Audit Committee has also discussed with management and the independent registered public accounting firm the quality and adequacy of the internal controls of the Company.
Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with them their independent status. The independent registered public accounting firm did not perform any prohibited services for the Company.
The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America, or that the Company’s independent registered public accounting firm is in fact “independent.”
Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in its Charter, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, to be filed with the Securities and Exchange Commission.
SUBMITTED BY THE AUDIT COMMITTEE OF THE COMPANY’S BOARD OF DIRECTORS
Steven D. McDonald (Chairman)
Suzanne Chadwick
Daniel N. Cunningham
Tom L. Dobyns
Dorothea D. Silva
Kirk B. Stovesand                                    March 5, 2025

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion & Analysis (“CD&A”) explains our executive compensation program for our NEOs listed below. This CD&A also describes the Compensation Committee’s process for making pay decisions, as well as its rationale for specific decisions related to fiscal 2024.

NEO	Title
James J. Kim	Chief Executive Officer (“CEO”)
Martin E. Plourd (1)	President
Shannon R. Livingston	Executive Vice President, Chief Financial Officer (“CFO”)
Timothy J. Stronks (1)	Executive Vice President and Chief Risk Officer (“CRO”)
Jeffrey M. Martin	Executive Vice President and Chief Banking Officer (“CBO”)
(1) Mr. Plourd and Mr. Stronks were hired by the Company effective April 1, 2024 in connection with the merger.

Executive Summary

Business Highlights
In October 2023, the Company, formerly named Central Valley Community Bancorp announced the acquisition of and merger with Community West Bancshares. The acquisition was completed on April 1, 2024, at which time the Company assumed the name Community West Bancshares. The Company delivered solid financial results for 2024, despite the merger-related expenses, as discussed below. The Company’s core business continued to expand, benefiting from our nearly 45-year community bank relationship model that is consistently delivered throughout our territory. Specific financial highlights include:
•Net income of $7.7 million, and diluted earnings per common share of $0.46 for the year ended December 31, 2024, compared to $25.5 million and $2.17 per diluted common share for the year ended December 31, 2023. The 2024 results reflect $20.5 million in merger-related expenses, including a one-time provision for loan losses of $10.9 million for the acquired loan portfolio.
•Net loans increased $1.03 billion or 81%, and total assets increased $1.09 billion or 45% at December 31, 2024, compared to December 31, 2023.
•Total deposits increased 43% to $2.91 billion at December 31, 2024, compared to December 31, 2023.
•Total cost of deposits increased to 1.53% for the year ended December 31, 2024 from 0.72% for 2023.
•Capital positions remain strong at December 31, 2024 with an 9.17% Tier 1 Leverage Ratio; a 11.15% Common Equity Tier 1 Ratio; a 11.33% Tier 1 Risk-Based Capital Ratio; and a 13.58% Total Risk-Based Capital Ratio.
2024 Compensation Highlights
The Compensation Committee took the following compensation-related actions for fiscal 2024:
•Base Salaries: The Compensation Committee approved base salary adjustments for the NEOs ranging from 4.8% to 21.3%. These adjustments were made to keep base salaries competitive with the market competition to properly reflect our NEOs’ roles, including the added responsibilities inherent in running a larger organization. See Base Salary discussion below for more information.
•Annual Incentives: The Compensation Committee approved annual cash awards based on the achievement of specific financial, strategic and operational objectives. Based on 2024 actual results, annual incentives for NEOs ranged from $62,524 to $275,000, or 21.6% to 53.9% of base salary, based on an incentive plan whereby predetermined performance goals were achieved.
•Long-Term Incentives: Per the terms of Mr. Kim’s employment agreement, Mr. Kim was awarded a restricted stock grant equal to 25% of his salary on February 2, 2024. The other NEOs were awarded restricted stock grant awards on May 30, 2024, with fair values ranging from $30,000 to $125,000. See the Long-Term Equity Incentive Compensation section below for further details.

For more information, refer to the section entitled “Components of Executive Officer Compensation.”

Role of Shareholder Input and Say-on-Pay
The Compensation Committee has been mindful of the strong support our shareholders expressed for our compensation program when making executive compensation decisions. The Compensation Committee will continue to consider our shareholders’ views when making executive compensation decisions in the future. Last year, our non-binding shareholder advisory vote on executive compensation (“say-on-pay”) was approved with approximately 94% of voting shareholders casting their votes in favor of the say-on-pay resolution.

Good Compensation Governance Practices and Policies
Our executive compensation program is designed to support our pay-for-performance culture and to have strong alignment with the interests of our shareholders. We believe the following policies and practices within our executive compensation program promote strong governance principles and are in the best interests of our shareholders:

What We Do		What We Don’t Do
☑	Emphasize variable pay over fixed pay, with a significant portion tied to our financial results	☒	No tax gross ups
☑	Maintain share ownership guidelines for directors and executive officers	☒	No repricing or exchange of underwater options without shareholder approval
☑	Maintain anti-hedging and anti-pledging policies	☒	No option or stock appreciation rights granted below fair market value
☑	Maintain a robust Clawback Policy applicable to senior executives
☑	Use an independent compensation consultant reporting directly to the Compensation Committee

.
What Guides Our Program
Our Compensation Philosophy
The Company’s executive compensation program is designed to enhance shareholder value by aligning the interests of the NEOs with those of the Company’s shareholders. The program has two primary objectives: to ensure compensation is competitive with that being offered to individuals in comparable roles at other companies with which we compete for talent to ensure we employ the best people to lead our success; and to focus NEOs on the achievement of specific short- and long-term performance objectives that drive business results.
The Principal Elements of Pay
Our compensation philosophy is supported by the following principal elements of pay:

Pay Element	How It’s Paid	Purpose
Base Salary	Cash (Fixed)	Provide a competitive base salary rate relative to similar positions in the market and enable the Company to attract and retain critical executive talent
Annual Incentives	Cash (Variable)	Reward executives for delivering on annual financial, operational, and strategic objectives that contribute to shareholder value creation
Long-Term Incentives	Equity (Variable)	Provide incentives for executives to execute on longer-term financial goals that drive shareholder value creation and support the Company’s retention strategy
As discussed later in this CD&A, the Company also provides the NEOs with retirement benefits, limited perquisites and other personal benefits, as well as severance and change-in-control protection.
Our Decision Making Process
The Compensation Committee oversees the executive compensation program for our NEOs. The Compensation Committee is comprised of independent, non-employee members of the Board. The Compensation Committee works very closely with its independent consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Compensation Committee’s authority and responsibilities are specified in the Committee’s charter, which is available on the Company’s website at www.communitywestbank.com.

The Role of the Compensation Committee. The Compensation Committee periodically reviews, assesses and monitors the performance, and regularly reviews the design and function, of the Company’s incentive compensation arrangements to ensure that any risk-taking incentives are consistent with regulatory guidance and the safety and soundness of the organization. The Compensation Committee is responsible for assessing and approving the total compensation paid to the CEO and other NEOs, as well as all other executive officers. The Compensation Committee is responsible for determining whether the compensation paid to each of these executives is fair, reasonable, and competitive, and whether the compensation program serves the interests of the Company’s shareholders.
The Role of Management. The CEO does not participate in the Compensation Committee’s determination of his own compensation; however, he makes recommendations to the Compensation Committee for each of the other NEOs. The CEO bases these recommendations on his assessment of each executive’s individual performance, as well as the achievement of the overall Company goals for the fiscal year. The Compensation Committee reviews the CEO’s recommendations, makes adjustments as it determines appropriate, and approves compensation at its sole discretion.
The Role of the Independent Consultant. The Compensation Committee periodically engages an independent compensation consultant to provide expertise on competitive pay practices and program design. Pursuant to the authority granted to it under its charter, the Compensation Committee continued to retain Pearl Meyer & Partners (“Pearl Meyer”) as its independent consultant for 2024. Pearl Meyer reports directly to the Compensation Committee and does not provide any additional services to management. The Compensation Committee has conducted an independence assessment of Pearl Meyer in accordance with SEC and Nasdaq requirements.
The Role of the Peer Group and Benchmarking. The Compensation Committee strives to set a competitive level of total compensation for each NEO as compared with executives in similar positions at peer companies. In March 2022, the Compensation Committee engaged Pearl Meyer to assist with a comprehensive review of our executive compensation program. The depth of this analysis provided a strong foundation for establishing 2023 compensation opportunities for our NEOs and continued to inform decisions about setting compensation levels in early 2024. As part of its review, the Compensation Committee, in consultation with Pearl Meyer, approved a compensation peer group based on the following selection criteria: (1) commercial banks; (2) within 0.5 to 2.5 times the Company’s asset size; and (3) headquartered in California. These criteria resulted in a peer group consisting of the following 12 financial institutions:

* Bank of Marin Bancorp	* Oak Valley Bancorp
* BayCom Corp	* Five Star Bancorp
* California BanCorp	* Sierra Bancorp
* First Northern Community Bancorp	* United Security Bancshares
* Heritage Commerce Corp	* Farmers & Merchants Bancorp
* American Riviera Bancorp	* Community West Bancshares (1)
(1) Acquired by the Company on April 1, 2024
While the Compensation Committee considered the results of the benchmarking analysis for purposes of setting 2024 compensation levels, it was not the sole determinant in setting executive pay levels. The Compensation Committee also considers Company and individual performance, the nature of an individual’s role within the Company, as well as his or her experience and contributions to his or her current role when making its compensation-related decisions.

Components of Executive Officer Compensation

Base Salaries

We provide each of our NEOs with a competitive fixed annual base salary. The base salaries for our NEOs are reviewed annually by the Compensation Committee by taking into account the results achieved by each executive, his or her future potential, scope of responsibilities and experience, and competitive pay practices. Base salaries may be adjusted from time to time to realign them with market levels, if appropriate.
The Compensation Committee approved the following adjustments for 2024 for each of the NEOs:

	2023 Base Salary ($)	2024 Base Salary ($)	%
NEO	(effective March 1, 2023)	(effective March 1, 2024)	Adjustment
James J. Kim	525,000	550,000	4.8%
Martin E. Plourd (1)	N/A	525,000	N/A
Shannon R. Livingston	300,000	330,000	10.0%
Timothy J. Stronks (1)	N/A	290,000	N/A
Jeffrey M. Martin	235,000	285,000	21.3%
(1) Mr. Plourd and Mr. Stronks were hired by the Company effective April 1, 2024 in connection with the merger.

Increases to the base salaries in 2024 of the NEOs were driven by a realignment to market levels based on the benchmarking analysis, as well as each individual’s contributions to their current roles and the increased responsibilities associated with leading a larger organization.
Annual Incentive Compensation
The NEOs have the opportunity to earn a performance-based annual incentive award. Actual award payouts depend on the achievement of pre-established performance objectives. Target annual award opportunities are expressed as a percentage of base salary and were established according to the NEO’s level of responsibility and his or her ability to impact overall results. The Compensation Committee also considers market data in setting target award amounts. The 2024 target award opportunities were as follows:

NEO	Target Award Opportunity (as a % of Base Salary)	Target Award Opportunity ($)
James J. Kim (1)	50%	275,000
Martin E. Plourd (2)	N/A	N/A
Shannon R. Livingston (1)	50%	165,000
Timothy J. Stronks (1)	20%	58,000
Jeffrey M. Martin (1)	35%	99,750
(1)    As provided in the respective NEO’s Employment Agreement
(2)    Mr. Plourd’s employment agreement with the Company does not require or specify an incentive plan.

The annual performance-based incentives are designed to focus the NEOs on the Company’s performance objectives related to asset quality, growth, and profitability. Actual awards are based on the achievement of the predetermined performance objectives and may be delivered as a mix of cash and unrestricted shares of the Company’s common stock.

2024 Performance Objectives and Results

The performance objectives upon which our NEOs’ performance-based incentive awards are determined are directly linked to the key drivers of our business. The performance objectives and weightings for each of the NEOs depend on their role within the Company and accountability for driving results towards goals for specific areas of the business. Performance objectives and weightings for each of the NEOs were determined by the Compensation Committee at the beginning of the year based on the Company’s business priorities, and the roles and responsibilities of each of the NEOs for executing on such goals during the year as set forth in the table below:

Performance Objectives	Mr. Kim	Mr. Plourd	Ms. Livingston	Mr. Stronks	Mr. Martin
	CEO	President	CFO	CRO	CBO
Net Consolidated Income	30%	N/A	25%	25%	35%
YTD Average Loans Outstanding	15%	N/A	15%	15%	20%
YTD Average Total Deposits	10%	N/A	15%	15%	15%
Classified/Criticized Loans/Gross Loans	10%	N/A	25%	25%	20%
NIE/Average Assets	10%	N/A	20%	20%	10%
Peer Performance (ROA) Percentile	10%	N/A	N/A	N/A	N/A
Leadership & Shareholder Value	15%	N/A	N/A	N/A	N/A
TOTAL	100%	N/A	100%	100%	100%

Eighty-five percent (85%) of Mr. Kim’s 2024 incentive opportunity was directly tied to the Company’s financial performance. The remaining 15% of the incentive opportunity was based on the achievement of qualitative goals in such areas as strategic planning, leadership, marketing, regulatory compliance, community involvement, franchise value, and shareholder relations. For the other NEOs, the total incentive opportunity was directly tied to the Company’s financial performance.

Target performance levels for each of the performance objectives were determined by the Board and the Compensation Committee at the beginning of the year as part of the annual budgeting process and are intended to be sufficiently challenging. Actual award payouts are determined depending on the level of performance achieved and can range between 0% and 150% of target. Corporate performance results between threshold and target and between target and maximum are calculated on a straight-line interpolation. The table below outlines performance objectives and adjusted results for 2024 (dollars in thousands):

	Level of Performance			Results
Performance Objectives	Threshold (50% payout)	Target (100% payout)	Maximum (150% payout)	Adjusted 2024 Performance	% of Payout Achieved
Net Consolidated Income (1)	$24,032	$28,273	$32,514	$28,366	101.00%
YTD Average Loans Outstanding (2)	$1,826,981	$2,029,979	$2,232,977	$1,980,000	88.00%
YTD Average Total Deposits (3)	$2,166,523	$2,407,248	$2,647,973	$2,500,000	119.00%
Classified/Criticized Loans/Gross Loans	8.50%	7.50%	6.50%	3.10%	150.00%
NIE/Average Assets (1)	2.71%	2.51%	2.31%	2.59%	70.00%
Peer Performance (ROA) Percentile	50th%	60th%	80th%	25%	—%
Leadership & Shareholder Value (4)	Qualitative Assessment				150.00%
(1) Target and Adjusted Performance for Net Consolidated Income and Non-Interest Expenses reflect discretionary adjustments for significant one-time events that occurred in 2024, including merger-related expenses incurred in connection with the acquisition of Community West Bancshares and losses on investment securities related to a partial restructuring of the Bank’s investment portfolio designed to improve the future performance of the portfolio. The Compensation Committee viewed both the merger and the restructuring as beneficial for the long-term growth of the Company and elected not to penalize the NEOs for incurring short-term costs that are anticipated to result in long-term benefits for the Company.
(2) Results for Adjusted 2024 Performance for YTD Average Loans Outstanding were adjusted for impacts of the merger.
(3) Results for Adjusted 2024 Performance for YTD Average Total Deposits were adjusted to remove the average balance of brokered deposits that are not considered core growth for the Company and also for impacts of the merger.
(4) In its evaluation of Mr. Kim’s performance and in making its determination of Mr. Kim’s achievement level with respect to the Leadership & Shareholder Value objective, the Compensation Committee considered Mr. Kim’s strong leadership of the Company and the Bank throughout 2024, including by overseeing the successful closing of the merger with Community West Bancshares, his leadership in guiding the Company and the Bank through an environment that continues to be challenging for financial institutions, and his continued commitment to strong shareholder relations.

Once the initial level of incentive award funding is determined based on the achievement of the goals described above, the Compensation Committee may adjust each NEO’s award up or down based on discretion. For 2024, there were no discretionary adjustments to actual award payouts other than those noted above.

Annual Incentive Payout Results

Based on the performance results described above, the following table lists the actual annual short-term incentive awards paid to the NEOs for 2024:

NEO	Actual Payout (as a % of Target opportunity)	Actual Cash Payout
James J. Kim	100%	$274,725
Shannon R. Livingston	108%	$178,000
Timothy J. Stronks	108%	$63,000
Jeffrey M. Martin	108%	$108,000

Long-Term Equity Incentive Compensation

The Company’s compensation philosophy encourages ownership of the Company’s Common Stock to retain and motivate key executives and to provide a direct link with the interests of the shareholders of the Company. In general, stock- based award grants are determined based on (i) the impact the executive may have had on the Bank’s and Company’s earnings and stock price, (ii) the ability of the executive to provide enhanced opportunities for the success of the Bank and Company, (iii) extraordinary deeds performed that warrant extraordinary rewards, (iv) prior award levels for the executive, (v) total awards received to date by the individual executives, (vi) the total stock-based award to be made and the executive’s percentage participation in that award, (vii) the executive’s direct ownership of Company’s Common Stock, (viii) the number of awards vested and non-vested, and (ix) the options and restricted stock awards outstanding as a percentage of total shares outstanding. Stock-based awards and options are issued at the discretion of the Board. Periodically, the Board determines a pool of stock-based awards to be granted and management makes recommendations to the Board to determine how many are granted to executive officers and others in the Company, and the directors make a final approval of the grants. Historically, the Board has generally approved and granted long-term incentive awards to NEOs and other designated employees immediately after the Company’s annual meeting of shareholders. While we maintain no official or unofficial policy for timing the granting of stock options or other equity-based awards in advance of the release of material nonpublic information, our practice has been to grant long-term incentive awards on the date of the Board meeting immediately following the Annual Shareholders Meeting. No material nonpublic information was taken into account in determining the number of options or other equity-based awards granted or the exercise price for stock options, nor did the Board “time” the release of any material information to affect the value of those awards.
The CEO and other NEOs were granted restricted stock awards during the year ended December 31, 2024 as follows:

Name	Grant Date	Number of Shares of Stock Granted (#)		Market Value of Shares of Stock at Grant Date ($)
James J. Kim	1/17/2024	9,275	(1)	184,000
Martin E. Plourd	5/30/2024	1,820	(2)	30,000
Shannon R. Livingston	5/30/2024	7,581	(3)	125,000
Timothy J. Stronks	5/30/2024	1,820	(3)	30,000
Jeffrey M. Martin	5/30/2024	6,065	(3)	100,000
(1)    Such shares are subject to forfeiture during the vesting period, which is 20% per year, with vesting dates of January 17, 2025, January 17, 2026, January 17, 2027, January 17, 2028, and January 17, 2029.
(2)    Such shares are subject to forfeiture during the vesting period, which is twelve months, with a vesting date of May 30, 2025.
(3)    Such shares are subject to forfeiture during the vesting period, which is 33 1/3% per year, with vesting dates of May 30, 2025, May 30, 2026, and May 30, 2027.
Additional information on long-term awards for executive officers is shown in the “Outstanding Equity Awards at Fiscal Year-End Table.”

Other Compensation Practices, Policies and Guidelines

Incentive Compensation Recovery Policy (Clawback Policy)
The Board adopted the Incentive Compensation Recovery Policy effective December 1, 2023, which is designed to comply with Section 10D-1 of the Exchange Act and the applicable listing standards of the Nasdaq. The policy requires the Company to recoup any erroneously awarded incentive-based compensation received by certain executives, including each NEO, in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws. The policy generally applies to all incentive-based compensation received by a covered executive during the three completed fiscal years immediately preceding the date that the Company is required to prepare a restatement after the policy’s effective date. The policy was filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (referred to therein as the “Executive Officer Incentive Compensation Recovery Policy”).

401(k)/Profit Sharing Plan
The Company adopted a 401(k) Plan for the benefit of all employees and incorporates a safe-harbor matching contribution provision. The CEO and other NEOs participate in the 401(k) Plan to the same extent as all other employees, subject to limitations imposed by regulation. The Company contributes a percentage matching contribution to the same degree as all other employees. The matching contribution is 100% on all deferred amounts up to 5% of eligible compensation.
The Company also administers a Profit Sharing Plan under which the Company may, but is not required to, make annual contributions based on the recommendation of the Committee. The contribution, if any, is paid by March 15 of each year. The percentage of the Company’s contribution is recalculated each year based upon the recommendation of the Committee. Once they are eligible to participate, all employees are 100% vested, immediately, in both the 401(k) match and the Profit Sharing Plan contributions. 401(k) and profit sharing contributions to the NEOs for 2024 are detailed in the Summary Compensation Table.
Employee Stock Purchase Plan
The Company adopted the 2017 Employee Stock Purchase Plan (the “Purchase Plan”) in 2017 for the benefit of all employees. The purpose of the Purchase Plan is to provide a means by which our employees may be given an opportunity to purchase shares of our Common Stock through voluntary payroll deductions, to assist us in retaining the services of our employees and securing and retaining the services of new employees and to provide incentives for our employees to exert maximum efforts for our success. All employees participating in the Purchase Plan will have equal rights and privileges under the Purchase Plan.
Insider Trading Policy
The Company maintains a trading policy applicable to all employees. The policy prohibits “short sale,” pledging and other hedging transactions in the Company’s Common Stock.

Health and Welfare Benefits
The Company offers health and welfare programs to all eligible employees, including the NEOs. These programs include medical, wellness, pharmacy, dental, vision, life insurance and accidental death and disability.
Salary Continuation Agreements
Mr. Kim and Ms. Livingston are parties to salary continuation agreements that will provide for an annual payment for a period of time following retirement from service as an executive of the Bank. The salary continuation agreements terminate upon the executives’ death prior to retirement, voluntary termination of service prior to retirement, or involuntary termination of service for cause. The salary continuation agreements provide for payment of a lump sum in the event of a change of control of the Company, defined as the cumulative transfer of more than 50% of the voting stock of the Company. Each person’s annual benefit is determined at the time of retirement, on the basis of (i) the individual’s age upon retirement, (ii) the amount of benefit accrued upon retirement, and (iii) the maximum annual benefit assigned in the individual’s Salary Continuation Agreement. Additional information on the details of each participant’s benefit under the agreements is shown in the “Pension Benefits Table” and the “Potential Payments Upon Termination or Change in Control.” The Salary Continuation Agreements and the termination provisions under the CEO’s Employment Agreement are subject to non-competition covenants.
In January of 2025, the Bank and Mr. Kim amended Mr. Kim’s salary continuation agreement (the “Amendment”) that modified Mr. Kim’s existing agreement by providing that (a) an early termination benefit is payable upon Mr. Kim’s termination other than for cause at any time prior to March 1, 2038, and (b) the benefit payable to Mr. Kim in that instance would be equal to the amount that would be accrued by the Bank under GAAP for the Bank’s obligation under the agreement prior to Mr. Kim’s separation from service. The benefit would be paid in 180 monthly installments, subject to a 3% increase each year.
Deferred Compensation Agreements
During 2015, the Board adopted the Executive Deferred Compensation Plan (the “Executive Plan”).
Pursuant to the Executive Plan, all eligible executives of the Bank may elect to defer up to 50% of their compensation for each deferral year. Only cash compensation, including salary and cash bonus or incentive amounts, is eligible for deferral. Executive deferred compensation is expensed by the Bank and is set aside in a separate liability account. Credited on the account balance at a rate determined annually by the Board, interest on deferred compensation continues to accrue until the executive’s service terminates and payment of compensation commences. Deferred amounts and interest thereon may be paid only upon termination of employment, death, or disability of executive, in the event of unforeseeable emergencies, or upon change in control of the Bank.
Employment Agreements
CEO The Company has an employment agreement with James J. Kim, who was appointed on November 1, 2021 (“Effective Date”) as the Company’s President and CEO. The term of agreement commenced on the Effective Date and continues through October 31, 2024 (“Initial Term”). At the end of the Initial Term, this agreement renews automatically for one-year terms, unless terminated by either party not later than sixty days prior to expiration. Under the employment agreement, the Board sets Mr. Kim’s salary for each year.
Under the agreement, Mr. Kim is eligible to receive incentive compensation, based on the achievement of certain annual performance goals. The goals and the target amount of the incentive opportunity are established at the beginning of each year by the Board, and the evaluation of the achievement of the goals and the actual amount of annual incentive compensation payable is determined by the Board following the conclusion of the year. For 2024, Mr. Kim’s incentive compensation was determined as described above under Incentive Compensation. The agreement also provides for three annual grants of restricted stock, one of which was made in 2024, 2023 and 2022. In each year, Mr. Kim is to receive restricted stock with each such grant having a value of up to twenty-five percent of Mr. Kim’s salary on the date of grant, as reasonably determined by the Board.
The employment agreement with Mr. Kim also provides for (i) a Bank-paid membership in a local country club; (ii) an automobile allowance of $1,500 per month; (iii) participation in medical, dental and similar plans offered by the Bank for Mr. Kim and his dependents, and (iv) twenty days of vacation annually. See the “Summary Compensation Table” for details.
Under the terms of the agreement, Mr. Kim is entitled to certain benefits for involuntary termination for reasons other than cause.
•In the event that, within twelve (12) months following a Change in Control (as defined in the agreement), either (a) Mr. Kim is terminated without cause or (b) Mr. Kim terminates his agreement and his employment with for Good Reason (as defined in the agreement), or (c) his agreement and employment is terminated as a result of a nonrenewal notice, Mr. Kim would be eligible to receive a lump sum termination payment equal to two times the average annual total cash compensation paid to Mr. Kim during the most recent three fiscal years (“average annual cash compensation amount”).
•If the Company terminates the employment agreement without cause, Mr. Kim is entitled to receive an amount equal to his average annual cash compensation amount at the time of termination payable in 12 monthly payments, provided that if Mr. Kim obtains other comparable employment within the 12 month period, payments will cease.

Mr. Kim also has an Executive Salary Continuation Agreement with the Bank. In the event of involuntary termination for reasons other than cause he is entitled to receive the following:
•Change in control lump sum payment equal to the present value of 100% of the normal retirement benefit that he would have received had he been employed by the Bank until March 1, 2038. His change in control benefit as of December 31, 2024 is estimated at $981,375.

In the event of a termination of Mr. Kim by the Company “for cause”, Mr. Kim would forfeit benefits under the Executive Salary Continuation Agreement.
Other NEOs The Company has entered into employment agreements with the other NEOs. Each of these employment agreements contains similar terms. In addition to base salaries each executive officer is eligible to receive an annual incentive bonus under the Company Senior Management Incentive Plan which provides for an annual incentive bonus with a target amount as a percentage of the executive officer’s base salary as set forth in each respective employment agreement. Each executive officer will be provided with a company automobile or an automobile allowance as set forth in each respective employment agreement. Under the executive employment agreements the executive officer’s employment may be terminated for “cause” (as defined in the agreement). In the event of a “change in control” the executive will be entitled to a lump sum payment equal to the average monthly total cash compensation paid to the executive during the most recent three previous years of employment or in the case of former employees of CWB three years from the effective date of the agreement (or in either case, a shorter period if less than three years) (“average monthly cash compensation”) multiplied by 18 (or, with respect to Mr. Kim, 24). Under the employment agreements the executive may terminate the agreement for “good reason” (as defined in the agreement). If the employer terminates the employment agreement without cause or the executive terminates the employment agreement for “good reason” (provided there is not a “change in control”) then the executive will be entitled to monthly payments equal to the average monthly cash compensation for 12 months (or if earlier, until the executive obtains comparable employment as defined in the agreement).

2025 Employment Agreements In January 2025, the Bank and the Company entered into new employment agreements with certain of their executive officers, including Ms. Livingston and Messrs. Kim, Martin and Stronks. The new employment agreements replace the Bank’s and the Company’s previous employment agreements with the NEOs. The new executive employment agreements generally provide substantially similar terms to each other and to the past employment agreements, except as explained below.

Like the past employment agreements, in addition to the salaries provided for therein, each NEO is eligible to benefit from and participate in deferred compensation plans and receive an annual incentive bonus under the Company’s Senior Management Incentive Plan. Each NEO will receive a company automobile or an automobile allowance set forth in each employment agreement. The NEOs will also receive paid vacation and restricted shares of Company Common Stock based on each officer’s base salary.

All of the new employment agreements offer certain payouts in the event of an executive’s qualifying termination following a change in control, termination without cause, and termination for good reason, similar to previous employment agreements. Additionally, the new employment agreements similarly mandate that each NEO protect confidential information. Furthermore, each NEO must refrain from competing with any member of the “employer group” during the term of his or her employment and, for one year following the termination of their employment, must refrain from using confidential information to solicit any employee of any employer group member.

Termination of Employment and Change in Control Provisions
The Compensation Committee believes that a change in control transaction, or potential change in control transaction, would create uncertainty regarding the continued employment of our executives. This is because many change in control transactions result in significant organizational changes, particularly at the senior executive level. In order to encourage our executives to remain employed with us during an important time when their continued employment in connection with or following a transaction is often uncertain and to help keep our executives focused on our business rather than on their personal financial security, we believe that providing certain of our executives with severance benefits upon certain terminations of employment is in the best interests of our Company and our shareholders.
The NEOs have specific change of control and severance provisions in their employment agreements and if applicable, their Executive Salary Continuation Agreement with the Bank. We have disclosed the severance and change in control payouts that would be payable to each NEO if the triggering event occurred on December 31, 2024, in the “Potential Payments Upon Termination or Change in Control” section in this proxy statement.

2024 Risk Assessment
Each year, the Company performs a risk analysis of each of its compensation programs. If warranted, the Compensation Committee will recommend changes to address concerns or considerations raised in the risk review process. Changes may be recommended for the program design or its oversight and administration in order to mitigate unreasonable risk, if any is determined to exist. The Compensation Committee has concluded that the Company’s compensation arrangements do not encourage any employees to take unnecessary and excessive risks. We do not believe that any risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company.

Tax and Accounting Considerations
We have historically structured incentive compensation arrangements with a view toward qualifying them as performance-based compensation exempt from the deduction limitations under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), although we have viewed and continue to view the availability of a tax deduction as only one relevant consideration. The Compensation Committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executive talent necessary for our success.

Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee serves or has served as an employee of the Company or its subsidiaries. There are no common participants between the compensation committee of any other entity and the Company.

Compensation Committee Report

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Compensation Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis (the CD&A) with management. Based on these reviews and discussions, the Committee recommends to the Board of Directors that the CD&A be included in the Company’s Definitive Proxy Statement for the 2025 Annual Meeting of Shareholders.

SUBMITTED BY THE COMPENSATION COMMITTEE
OF THE COMPANY’S BOARD OF DIRECTORS

Robert H. Bartlein (Chairman)
Daniel N. Cunningham
Tom L. Dobyns
F. T. “Tommy” Elliott, IV
William S. Smittcamp
March 19, 2025

SUMMARY COMPENSATION TABLE
The following table sets forth information regarding compensation earned by the individuals who served as CEO and CFO, and the other three highest paid executive officers (Named Executive Officers or NEOs) for services rendered to the Company for the fiscal years ended December 31, 2024, 2023, and 2022. Bonuses are paid under the Company’s applicable incentive compensation guidelines and are generally paid in the year following the year in which the bonus is earned.

Name and Principal Position	Year	Salary($)	Stock Awards ($) (6)	Non-Equity Incentive Plan Compen-sation ($) (7)	Change in Pension Value($) (8)	All Other Compensation ($)		Total ($)
James J. Kim, Chief Executive Officer (1)	2024	546,154	184,000	274,725	—	115,627	(9)	1,120,506
	2023	509,615	131,246	209,882	5,779	77,464		933,986
	2022	425,000	106,243	251,696	—	79,875		862,814
Martin E. Plourd, President (2)	2024	383,654	30,000	—	—	574,912	(10)	988,566
	2023	—	—	—	—	—		—
	2022	—	—	—	—	—		—
Shannon R. Livingston, Executive Vice President and Chief Financial Officer (3)	2024	325,385	125,000	177,870	—	58,920	(11)	687,175
	2023	262,644	88,000	159,000	—	23,870		533,514
	2022	—	—	—	—	—		—
Timothy J. Stronks (4)	2024	211,923	30,000	62,524		1,001,660	(12)	1,306,107
	2023	—	—	—	—	—		—
	2022	—	—	—	—	—		—
Jeffrey M. Martin, Executive Vice President Market Executive (5)	2024	273,269	100,000	107,531	—	64,592	(13)	545,392
	2023	231,923	70,000	82,250	—	56,473		440,646
	2022	215,000	20,000	91,803	—	60,293		387,096

(1)Mr. Kim was named as Director, President and Chief Executive Officer of the Company and Bank on November 1, 2021. Upon the effective date of the completed merger on April 1, 2024, Mr. Kim serves as CEO of the Company and President and CEO of the Bank. Prior becoming CEO, he served as Executive Vice President and Chief Operating Officer of the Bank.
(2)Mr. Plourd was hired as President of the Company on April 1, 2024 upon the effective date of the completed merger with Community West Bancshares.
(3)Ms. Livingston was hired as Executive Vice President and Chief Financial Officer of the Company and Bank on February 14, 2023.
(4)Mr. Stronks was hired as Executive Vice President and Chief Risk Officer of the Bank on April 1, 2024, upon the effective date of the completed merger with Community West Bancshares.
(5)Mr. Martin was hired in April 2022 as Executive Vice President, Regional Executive, and promoted to Chief Banking Officer on April 1, 2024.
(6)The amounts shown reflect the applicable full grant-date fair values for stock awards in accordance with FASB ASC Topic 718 (excluding the effect of forfeitures), and are reported for the fiscal year during which the stock awards were issued. Additional discussion is set out in Note 14 to the audited consolidated financial statements included in the Company’s Annual Report that accompanies this proxy statement and incorporated by reference.
(7)The amounts shown for 2024 reflect payments made under the terms of Mr. Kim’s incentive provisions of his employment agreements, and for the other NEOs the Senior Management Incentive Plan for 2024 performance, and in each case paid in the first quarter of 2025. The incentive awards were paid in cash for the NEOs. See the “Compensation Discussion and Analysis” section.
(8)The amounts shown for 2024 represent only the aggregate change in the actuarial present value of the accumulated benefit under the Company’s Salary Continuation Agreements with certain executives from December 31, 2023 to December 31, 2024. The amounts were determined using interest rate and mortality rate assumptions consistent with those used in the Company’s consolidated financial statements and include amounts that the NEO may not currently be entitled to receive because such amounts are not vested. Assumptions used in the calculation of these amounts are included in Note 14 to the Company’s consolidated financial statements included in the Company’s Annual Report that accompanies this proxy statement. Due to an increase in the discount rate used to compute the present value factor in 2024 and 2022, there was no increase in pension value during 2024 or 2022.

(9)Includes for 2024, $18,000 auto allowance, $27,037 group insurance benefit allowance, $39,663 PTO cash-out, $24,658 contributed to the Bank’s 401(k) Plan for Mr. Kim’s account, and $6,268 country club membership dues.
(10)Includes for 2024, $525,000 in change in control payments due to Mr. Plourd under his Pre-Closing Agreement and triggered by the merger with Community West Bancshares, $6,006 auto allowance equivalent for a Company automobile, $14,347 group insurance benefit allowance, $24,658 contributed to the Bank’s 401(k) Plan for Mr. Plourd’s account, $900 cell phone allowance and $4,000 for country club membership dues.
(11)Includes for 2024, $16,500 auto allowance, $14,218 group insurance benefit allowance, $3,808 PTO cash-out, $17,250 contributed to the Bank’s 401(k) Plan for Ms. Livingston’s account, and $7,144 for country club membership dues.
(12)Includes for 2024, $946,811 in change in control payments due to Mr. Stronks under his Pre-Closing Agreement and triggered by the merger with Community West Bancshares, $13,500 auto allowance, $26,203 group insurance benefit allowance, and $15,146 contributed to the Bank’s 401(k) Plan for Mr. Stronk’s account.
(13)Includes for 2024, $18,000 auto allowance, $25,341 group insurance benefit allowance, and $21,251 contributed to the Bank’s 401(k) Plan for Mr. Martin’s account.

Grants of Plan-Based Awards Table

The following table provides information on the potential performance-based awards available if defined performance objectives were achieved in 2024 for each of the Company’s NEOs, and stock options or other stock awards granted to the NEOs for the year ended December 31, 2024:

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (2)	Grant date Fair Value of Stock and Option Awards ($)
Name	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
James J. Kim	137,500	275,000	412,500	—	—	—	9,275	184,000
Martin E. Plourd	N/A	N/A	N/A	N/A	N/A	N/A	1,820	30,000
Shannon R. Livingston	82,500	165,000	247,500	—	—	—	7,581	125,000
Timothy J. Stronks	29,000	58,000	87,000	—	—	—	1,820	30,000
Jeffrey M. Martin	49,875	99,750	149,625	—	—	—	6,065	100,000

(1)These potential performance-based awards were established under the terms of Mr. Kim’s incentive provisions of his employment agreement, and for the other NEOs the 2024 Senior Management Incentive Plan if the target level of performance was achieved in 2024 as described further in the “Compensation Discussion and Analysis.” They do not represent the actual payments made to the NEOs. The payments made for actual performance in 2024 are reflected in the Summary Compensation Table.
(2)Represents time-based restricted stock awards which vest above as described under “Long-Term Equity Incentive Compensation”.

Outstanding Equity Awards at Fiscal Year-End

The following table shows outstanding equity awards for the NEOs with outstanding options classified as exercisable and unexercisable, and unvested restricted stock, as of December 31, 2024.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($) (7)
James J. Kim					2,821	(1)	54,643
					4,126	(2)	79,921
					9,275	(3)	179,657
Martin E. Plourd	15,800		8.78	3/25/2025
	1,304		8.78	3/25/2025
	18,594		8.98	3/24/2026
	1,157		8.98	3/24/2026
	9,243		13.33	2/22/2027
	6,557		13.33	2/22/2027
	3,160		14.21	12/20/2027
	4,740		14.21	12/20/2027
	6,102		13.66	11/14/2028
	9,699		13.66	11/14/2028
	9,480		13.84	2/26/2030
	6,320		13.84	2/26/2030
	948		8.79	4/29/2030
	1,422		8.79	4/29/2030
	12,831		12.81	2/25/2031
	6,920		12.81	2/25/2031
	15,800		16.67	11/18/2031
	7,900		18.93	11/16/2032
					1,820	(6)	35,253
Shannon R. Livingston					4,221	(5)	81,761
					7,581	(6)	146,844
Timothy J. Stronks					1,820	(6)	35,253

Jeffrey M. Martin					622	(4)	12,048
					3,357	(5)	65,025
					6,065	(6)	117,479

(1) Such shares are subject to forfeiture during the vesting period, which is 20% per year, with three vesting dates remaining of February 1, 2025, February 1, 2026, and February 1, 2027.
(2) Such shares are subject to forfeiture during the vesting period, which is 20% per year, with four vesting dates remaining of February 1, 2025, February 1, 2026, February 1, 2027 and February 1, 2028.
(3) Such shares are subject to forfeiture during the vesting period, which is 20% per year, with vesting dates of January 17, 2025, January 17, 2026, January 17, 2027, January 17, 2028 and January 17, 2029.
(4) Such shares are subject to forfeiture during the vesting period, which is 33 1/3% per year, with a final vesting date of June 15, 2025.
(5) Such shares are subject to forfeiture during the vesting period, which is 33 1/3% per year, with two remaining vesting dates May 17, 2025 and May 17, 2026.

(6) Such shares are subject to forfeiture during the vesting period, which is 33 1/3% per year, with vesting dates May 30, 2025, May 30, 2026, and May 17, 2027.
(7) Market value of shares that have not vested as of fiscal year end at December 31, 2024 was calculated using the closing price per share of the Company’s Common Stock on the Nasdaq Capital Market on that date of $19.37.

Option Exercises and Stock Vested

The following table shows option exercises and stock awards vested for the NEOs during the year ended December 31, 2024.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
James J. Kim	—	—	321	5,553
	—	—	940	17,475
	—	—	1,031	19,166
Shannon R. Livingston	—	—	2,110	36,503

Jeffrey M. Martin	—	—	622	10,331
	—	—	1,679	29,047

(1)Value realized on stock awards vested is based on the market value of the underlying shares on the vesting date.

Pension Benefits

The following table discloses the estimated present value (based on a discount rate of 5.57%) of total benefits if the participant retires at normal retirement age.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)
James J. Kim	Executive Salary Continuation Agreement	See Note (2)	981,375	(1) (2)
	Endorsement Method Split Dollar Plan	N/A	See Note	(2)
(1)The method used to calculate the retirement benefit, based on assumptions used for financial reporting purposes under generally accepted accounting principles, is a present value calculation using a discount rate of 5.57%. See Notes Summary of Significant Accounting Policies and Share-Based Compensation in the Company’s consolidated financial statements included in the Company’s Annual Report that accompanies this proxy statement and is incorporated by reference for further details on Executive Salary Continuation Plans.
(2)Effective April 1, 2020. Under the terms of Mr. Kim’s Salary Continuation Agreement for normal retirement, if he retires on or after March 1, 2038, he is eligible to receive an annual benefit equal to $80,000 per year, payable in monthly installments, over a 15 year period which increases for inflation at 3% each year. If Mr. Kim retires on or after March 1, 2033 and prior to March 1, 2038, he is eligible for an early retirement benefit. The amount of early retirement benefit would be based on the present value of the early retirement benefit payments, payable over 15 years in monthly installments, and increased 3% annually for inflation. In the event of death, the Salary Continuation Agreement immediately terminates. Additionally, under the terms of Mr. Kim’s Life Insurance Endorsement Method Split Dollar Plan, his beneficiaries are entitled to receive certain benefits in the event of his death. Should he be employed by the Bank at the time of death, his beneficiaries are entitled to a lump sum payment equal to the present value of the retirement benefit provided for in the Executive Salary Continuation Agreement or 100% of the total insurance policy proceeds, whichever amount is less. Should he be retired from the Bank at the time of death, his beneficiaries are entitled to a lump sum payment equal to the present value of 100% of the sum of all remaining payments that would have been made under his Executive Salary Continuation Agreement or 100% of the total proceeds, whichever amount is less. The Bank is entitled to any insurance policy death benefits remaining after payment to Mr. Kim’s beneficiary. In either case, the Bank’s obligations under a the agreement are terminated on Mr. Kim’s death. As noted above, on January 30, 2025, the Bank and Mr. Kim entered into an amendment to Mr. Kim's salary continuation agreement. Whereas under the original agreement Mr. Kim would only be entitled to benefits under the agreement if he retired on or after March 1, 2038, under the amended agreement Mr. Kim may retire before that date and would be entitled to the amount accrued by the Bank under GAAP for the Bank's obligation under the agreement.

In January of 2025, the Bank entered into a split dollar life insurance agreement with Ms. Livingston. The Bank has a universal life insurance policy insuring Ms. Livingston and is the owner of the policy. Under this agreement, the Bank and Ms. Livingston agree to a division of death benefits under the life insurance policy. The agreement provides that Ms. Livingston’s designated beneficiary is entitled at Ms. Livingston’s death to receive life insurance proceeds:
•If Ms. Livingston dies prior to a separation from service with the Bank, in an amount equal to the lesser of (i) the present value of a 15-year stream of payments of the normal retirement benefit described in Ms. Livingston’s Salary Continuation Agreement, or (ii) the total death proceeds of the policy minus the greater of (A) the policy’s cash surrender value or (B) the aggregate premiums paid on the policy by the Bank.
•If Ms. Livingston dies after a separation from service with the Bank, in an amount equal to the lesser of (i) the amount accrued on the Bank’s books with respect to the benefits provided under Ms. Livingston’s Salary Continuation Agreement, or (ii) the total death proceeds of the policy minus the greater of (A) the policy’s cash surrender value or (B) the aggregate premiums paid on the policy by the Bank.

The Bank is entitled to any insurance policy death benefits remaining after payment to Ms. Livingston’s beneficiary. In either case, the Bank’s obligations under the agreement are terminated on Ms. Livingston’s death.

Potential Payments Upon Termination or Change in Control

The NEO’s employment agreements and those NEOs that have a Salary Continuation Agreement require the Company to provide compensation to the NEOs in the event of a termination of employment or a change in control of the Company.
The CEO has a Salary Continuation Agreement that, prior to its amendment in 2025, was eligible for early termination benefits beginning on or after March 1, 2033, payable at normal retirement age. Involuntary termination means the executive’s employment terminates by action of the Bank prior to retirement, and such termination of employment is not for cause. In the event the executive’s employment terminates for cause prior to retirement, their Executive Salary Continuation Agreement immediately terminates and the executive forfeits all benefits under the agreement. Upon a change in control, the Bank shall pay the executive a lump sum payment equal to the present value of 100% of the benefit that the executive would have received had the executive been employed until normal retirement.
The employment agreements for the Executive Vice Presidents provide for a lump sum payment equal to the average monthly total cash compensation paid to the Executive during the most recent three previous years multiplied by 18 (or, with respect to Mr. Kim and Mr. Plourd, 24) in the event of a change in control. In the event the executive has been employed less than three years from the effective date of the agreement, the monthly cash compensation amount shall be determined by using the executive’s compensation history from the effective date. In the event of termination of the employment agreement by the executive for good reason or by the Company without cause, the executive shall be entitled to receive monthly severance payments equal to 12 months. In the event of dissolution or liquidation of the Company or a merger or change in control, unexercised stock options and unvested restricted stock vest immediately.
The payments to be made to each NEO under his/her employment agreement are subject to a limitation in that, if all or a portion of any payment, alone or together with any other compensation or benefit, would be a non-deductible expense to the Company or the Bank by reason of Code Section 280G, the benefits and payments payable shall be reduced as necessary to avoid the application of Section 280G.
Set out below in tabular form are estimated payments that would have been made to each NEO had a termination event or change in control event occurred at December 31, 2024. The discount factor used for all net present value calculations was 5.57%.

Potential Payments Upon Termination or Change in Control

Name/Event	Employment Agreement ($)	Accelerate Restricted Stock ($)	Life Insurance ($)	Salary Continuation ($)	Total ($)
James J. Kim
Voluntary termination for good reason	739,024	—	—	—	739,024
Involuntary termination for cause	—	—	—	—	—
Involuntary termination without cause	739,024	—	—	—	739,024
Change of control	1,478,048	314,221	—	981,375	2,773,644
Death	—	—	205,481	—	205,481
Disability	—	—	—	—	—
Retirement	—	—	—	—	—
Martin E. Plourd
Voluntary termination for good reason	525,000	—	—	—	525,000
Involuntary termination for cause	—	—	—	—	—
Involuntary termination without cause	525,000	—	—	—	525,000
Change of control	1,050,000	35,253	—	—	1,085,253
Death	—	—	—	—	—
Disability	—	—	—	—	—
Retirement	—	—	—	—	—
Shannon R. Livingston
Voluntary termination for good reason	493,279	—	—	—	493,279
Involuntary termination for cause	—	—	—	—	—
Involuntary termination without cause	493,279	—	—	—	493,279
Change of control	739,919	228,605	—	—	968,524
Death	—	—	—	—	—
Disability	—	—	—	—	—
Retirement	—	—	—	—	—
Timothy J. Stronks
Voluntary termination for good reason	365,929	—	—	—	365,929
Involuntary termination for cause	—	—	—	—	—
Involuntary termination without cause	365,929	—	—	—	365,929
Change of control	548,894	35,253	—	—	584,147
Death	—	—	—	—	—
Disability	—	—	—	—	—
Retirement	—	—	—	—	—
Jeffrey M. Martin
Voluntary termination for good reason	397,127	—	—	—	397,127
Involuntary termination for cause	—	—	—	—	—
Involuntary termination without cause	397,127	—	—	—	397,127
Change of control	595,691	194,552	—	—	790,243
Death	—	—	—	—	—
Disability	—	—	—	—	—
Retirement	—	—	—	—	—

CEO Ratio Based on 2024 Compensation

We determined that the 2024 annual total compensation of the median compensated of all our employees who were employed as of December 31, 2024, other than our CEO, Mr. James J. Kim, was $99,564. Mr. Kim’s 2024 annual total compensation was $1,120,506 (salary of $525,000 as of March 1, 2024 plus annual incentive and all other compensation), and the ratio of these amounts was 1-to-8.89.
To identify the median compensated employee, we used cash compensation consisting of wages (including base salary, overtime, incentive pay and commissions), which we measured over calendar year 2024, annualizing wages for those permanent employees who did not work for the entire 12-month period.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Pay Versus Performance

							Value of Initial Fixed $100 Investment on 12/31/2020:
Fiscal Year	Summary Compensation Table Total for PEO (1) ($)	“Compensation Actually Paid” to PEO (1) (5) ($)	Summary Compensation Table Total for PEOII (2) ($)	“Compensation Actually Paid” to PEOII (2) (5) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (3) ($)	Average “Compensation Actually Paid” to Non-PEO NEOs (3) (5) ($)	Company Total Shareholder Return ($)	Peer Group Total Shareholder Return (4) ($)	Net Income (in millions) ($)	Avg. Non-Brokered Deposits (in millions) ($)
2024	1,120,506	1,117,716	—	—	881,810	883,617	144	143	7.666	2,367
2023	933,986	931,654	—	—	483,377	521,801	162	127	26.645	2,063
2022	862,814	857,239	—	—	419,515	423,467	149	127	26.645	2,156
2021	527,725	535,829	764,492	$764,514	403,759	407,839	143	137	28.401	1,975
(1)The Company’s principal executive officer (“PEO”) reported above for 2021, 2022, 2023 and 2024 is James J. Kim
(2)The Company’s principal executive officer II (“PEOII”) reported above for 2021 is James M. Ford
(3)The Company’s non-PEO “NEOs” represent the following individuals:

2024: Martin E. Plourd, Shannon R. Livingston, Timothy J. Stronks and Jeffrey M. Martin
2023: Shannon R. Livingston, Blaine C. Lauhon, Patrick A. Luis and Jeffrey M. Martin
2022: Dawn P. Crusinberry, Blaine C. Lauhon, Patrick A. Luis, A. Kenneth Ramos and Dave A. Kinross
2021: Blaine C. Lauhon, Patrick A. Luis, A. Kenneth Ramos and Dave A. Kinross
(4)Peer Group TSR reflects the value of a $100 investment in the KBW Regional Banking Index beginning on December 31, 2020, through and including the end of the fiscal year for which our cumulative total shareholder return is provided.
(5)To calculate Compensation Actually Paid (“CAP”) for the PEOs and Non-PEO NEOs, the following adjustments were made to SCT total compensation, calculated in accordance with the SEC methodology for determining CAP for 2024; refer to proxy materials filed in 2024 for 2021, 2022 and 2023 fiscal year detail:

	2024
	James J. Kim	Average Non-CEO NEOs
Total Compensation from Summary Compensation Table	$1,120,506	$881,810

Adjustments for Pension
Adjustment Summary Compensation Table Pension	$—	$—
Amount added for current year service cost	$29,999	$—
Total Adjustments for Pension	$29,999	$—

Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation table	$(184,000)	$(71,250)
Year-end fair value of unvested awards granted in the current year	$181,883	$84,745
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$(20,253)	$(5,402)
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$(15,438)	$(8,560)
Dividends or dividend equivalents not otherwise included in total compensation	$5,019	$2,274
Total Adjustments for Equity Awards	$(32,789)	$1,807
Compensation Actually Paid (as calculated)	$1,117,716	$883,617

Graphical Representation of CAP and Performance
The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:
•The Company’s cumulative TSR and the Peer Group’s cumulative TSR;
•The Company’s Net Income; and
•The Company Selected Measure, for which we have selected Average Non-Brokered Deposits.

CAP vs. TSR
Compensation ($000s)
1200
1100
1000
900
800
700
600
500
400
300
200
100
0
Total Shareholder Return on $100 Invested at 12/31/2020
180
160
140
120
100
80
60
40
20
0
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
PEO I Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
PEO II Compensation Actually Paid
KBW Regional Banking Index value of $100 investment 12/31/20
CWBC value of $100 invested 12/31/20

CAP vs. Net Income
Compensation ($000s)
1200
1100
1000
900
800
700
600
500
400
300
200
100
0
30
24
18
12
6
0
Net Income ($ Mil.)
12/31/21
12/31/22
12/31/23
12/31/24
PEO I Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
PEO II Compensation Actually Paid
Net Income ($Mil.)

CAP vs. Average Non-Brokered Deposits
1200
1100
1000
900
800
700
600
500
400
300
200
100
0
Compensation ($000s)
2500
2000
1500
1000
500
0
Avg Non-Brokered Deposits ($Mil.)
12/31/2021
12/31/2022
12/31/2023
12/31/2024
PEO I Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
PEO II Compensation Actually Paid
Average Non-Brokered Deposits ($Mil.)

Most Important Financial Measures

The following is an unranked list of the most important financial performance measures used by us to link compensation actually paid to the CEO and other NEOs to our performance for the most recently completed fiscal year:

•Growth in net income
•Growth in average loans
•Growth in average non-brokered deposits

COMPENSATION OF DIRECTORS

The members of the Board do not receive fees for attendance at Board or Board Committee meetings.
The Vice Chairman and Chairman of the Board of the Company each receive a $44,400 annual fee and all other directors (excluding employee directors) of the Company receive an annual fee of $34,800. The committee chairs receive an additional $200 for each meeting they chair. The fees paid to directors are based on comparable amounts paid by other financial institutions in the Company’s geographic market area.
Aggregate Company directors’ fees in the sum of $375,600 were paid (including amounts deferred under Deferred Compensation Agreements between the Company and certain of its directors) during the year ended December 31, 2024.
On May 30, 2024, an award of 1,820 shares of restricted stock were granted to each of the non-employee members of the Board pursuant to the 2015 Plan. Such shares are subject to forfeiture to the Company during the one-year vesting period from the grant date.

DEFERRED COMPENSATION AGREEMENTS

Five of the Company’s non-employee directors have entered into deferred compensation agreements with the Company, electing to defer some or all of their fees in exchange for the Company’s promise to pay a deferred benefit in the future. A deferred compensation agreement allows a non-employee director to reduce current taxable income in exchange for larger payments at retirement, when the recipient could be in a lower tax bracket. Deferred director fees are expensed by the Company and are set aside in a separate liability account. Credited on the account balance at a rate determined annually by the Board, interest on deferred fees continues to accrue until the director’s service terminates and payment of benefits commences. Payment of accrued benefits, represented by the account balance, can be made in a lump sum or in installments, at each participating director’s election. After retirement, benefit payments are taxable income to the participating director and are deductible expenses to the Company as they are paid. The deferred compensation arrangement with non-employee directors is an unfunded plan, which means that a participating director has no rights beyond those of a general creditor of the Company, and no specific Company assets are set aside for payment of account balances. A director whose service terminates for cause forfeits all accrued interest and is entitled solely to the fees previously deferred.
The Company has a universal life insurance policy insuring the life of each participating director. The Company is the owner of each policy. Each non-employee director who has entered into a deferred compensation agreement has also entered into a related Split Dollar Agreement and Endorsement. Under the Split Dollar Agreement and Endorsement, the Company and each participating director agree to a division of death benefits under the life insurance policies. A Split Dollar Agreement and Endorsement provides that a director’s designated beneficiary(ies) is entitled at the director’s death to receive life insurance proceeds:
•In an amount equal to the balance of the Deferral Account maintained by the Company for the Insured under the Deferred Fee Agreement as of the date of the Insured’s death.
•The amount paid to the Insured, the Insured’s transferee and the Insured’s beneficiary(ies) or estate shall be reduced by any amounts paid under the Deferred Fee Agreement and the Insured, the Insured’s transferee and the Insured’s beneficiary(ies) or estate shall have no rights or interest in the Policy beyond the amount due and payable.

In either case, the Company’s obligations under a deferred compensation agreement are terminated on the director’s death. The Company is entitled to any insurance policy death benefits remaining after payment to the director’s beneficiary(ies). The Company expects to recover in full from its portion of the policies’ death benefits all life insurance premiums previously paid by the Company. The policies serve informally as a source of financing for the Company’s deferred compensation obligations arising out of a director’s death before retirement, as well as an investment to finance post-retirement payment obligations. Although the Company expects the policies to serve as a source of funds for death benefits payable under the deferred compensation agreements, as noted above the directors’ contractual entitlements are not funded. These contractual entitlements remain contractual liabilities of the Company, payable after the directors’ termination of service.

DIRECTOR COMPENSATION TABLE
The information on non-employee Directors’ compensation in the table below is for the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Robert H. Bartlein	30,200	30,000		60,200
Suzanne M. Chadwick	23,200	30,000		53,200
Daniel N. Cunningham	45,600	30,000	20,099	95,699
Tom L. Dobyns	23,800	30,000		53,800
Daniel J. Doyle	47,000	30,000	8,288	85,288
F.T. “Tommy” Elliott, IV	35,800	30,000		65,800
Robert J. Flautt	35,800	30,000	5,970	71,770
James W. Lokey	23,200	30,000		53,200
Adriana Majarian	34,800	30,000		64,800
Steven D. McDonald	36,600	30,000	4,071	70,671
Dorothea D. Silva	34,800	30,000		64,800
William S. Smittcamp	35,000	30,000		65,000
Kirk B. Stovesand	23,200	30,000		53,200

(1)The amounts shown reflect the applicable full grant-date fair values for stock awards in accordance with FASB ASC Topic 718 (excluding the effect of forfeitures), and are reported for the fiscal year during which the stock awards were issued. Additional discussion is set out in Note 13 to the audited consolidated financial statements included in the Company’s Annual Report that accompanies this proxy statement, and is incorporated herein by reference.
(2)Represents the imputed dollar values for insurance coverage under the Split Dollar Agreement and Endorsement plan discussed above.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

There have been no material transactions since January 1, 2024, nor are there any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which any director, executive officer, five-percent shareholder or any member of the immediate family of any of the foregoing persons had, or will have, a direct or indirect material interest.
During the normal course of business, the Company enters into loans with related parties, including executive officers and directors. These loans are made with substantially the same terms, including rates, collateral and repayment terms, as those prevailing at the same time with unrelated parties, and do not involve more than the normal risk of collectability or represent other unfavorable features. The loans are exempt from the loan prohibitions of the Sarbanes-Oxley Act.

Policy and Procedures on Related Person Transactions
The Board has not adopted a written related party transactions policy, but addresses such transactions pursuant to its written code of ethics. Under the code of ethics, Company personnel are expected to make immediate disclosure of situations that might create a conflict of interest, or the perception of a conflict of interest, which includes transactions involving entities with which such personnel are associated. The Board recognizes that related party transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). Such transactions, after full disclosure of the material terms to the Board, must be approved by the members of the Board who are not parties to the specific transaction to determine that they are just and reasonable to the Company at the time of such approval, with those members of the Board (if any) who have an interest in the transaction abstaining. Such procedures are consistent with the terms of California corporate law.

CODE OF ETHICS AND CONDUCT

The successful business operation and reputation of Community West Bancshares is built upon the principles of fair dealing and ethical conduct of all our officers and employees. Shareholders and our employees look to and have the expectation that our chief executive officer, chief financial officer and all senior officers set the highest standards of conduct to promote:
•Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•Full, fair, accurate, timely, and understandable disclosure in reports and documents that are filed with, or submitted to, the Securities Exchange Commission, and in other public communications made by the Company;
•Compliance by Community West Bancshares with all applicable laws and regulations, industry compliance guidelines, and the conduct of the Company’s business by its directors, officers and employees in accordance with the letter, spirit, and intent of all relevant laws and that they will refrain from any illegal, dishonest, or unethical conduct;
•The prompt internal reporting to the Chairman of the Board of any violations of the code; and
•Accountability for adherence to the code.

Our reputation for honesty and excellence requires careful observance of the spirit and letter of all applicable laws and regulations, as well as a scrupulous regard for the highest standards of conduct and personal integrity. The continued success of Community West Bancshares is dependent upon our shareholders’ and customers’ trust and we are dedicated to earning, retaining, and rewarding that trust.
A copy of the Code of Ethics and Conduct adopted by the Company may be requested by writing Amanda Kelley, Assistant Corporate Secretary, Community West Bancshares, 7100 N. Financial Drive, Suite 101, Fresno, California 93720 and may also be accessed electronically at the Company website at www.communitywestbank.com.

ESG STATEMENT
We are proud to share how our Company strives to better serve our team, clients and communities. To view a copy of our Corporate and Community Responsibility (ESG and DEI) statement, please visit the About Us/Corporate Responsibility section of our website at www.communitywestbank.com.

SHAREHOLDER COMMUNICATION

Shareholders may send recommendations for director nominees or other communications to the Board or any individual director at the following address. All communications received are reported to the Board or the individual directors:

Board of Directors (or Compensation or Nomination Committee, or name of individual director)
c/o Amanda Kelley
Assistant Corporate Secretary
Community West Bancshares
7100 N. Financial Drive, Suite 101
Fresno, California 93720

While the Board has not adopted a formal process regarding shareholder communications, all communications received are reported to the Board or the individual directors, and the Board historically has not encountered inadequacies in handling such communications in this fashion.

PROPOSAL NO. 2

APPROVAL OF THE COMMUNITY WEST BANCSHARES 2025 OMNIBUS INCENTIVE PLAN

Purpose
On March 19, 2025, the Board adopted the Community West Bancshares 2025 Omnibus Incentive Plan (the “2025 Plan”), subject to shareholder approval, to promote the long-term interests of the Company and the Company’s shareholders by providing a means for attracting and retaining directors, officers, employees and consultants of the Company and its affiliated companies. The following summarizes important information respecting the 2025 Plan, and is qualified by reference to the 2025 Plan in its entirety, a copy of which is attached to this Proxy Statement as Appendix A.

Purpose of the 2025 Plan
The purpose of the 2025 Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain employees, officers, directors, and consultants of the Company to promote the success of the Company’s business. Through the 2025 Plan, the Company and its affiliates seek to attract, motivate, and retain highly competent persons; the success of the Company and its affiliates depends upon these persons’ efforts. The 2025 Plan provides for the grant of options, restricted stock, restricted stock units, stock appreciation rights (“SARs”), other stock-based awards, and performance shares and units.

The Company believes that it has been able to attract highly qualified personnel in part through the use of equity incentives and that it is desirable to continue to have the flexibility to attract and retain additional personnel and to reward exceptional performance by employees through additional equity incentives. The Central Valley Community Bancorp 2015 Omnibus Incentive Plan (the “2015 Plan”), which is the plan that the Compensation Committee currently utilizes to grant equity awards, is scheduled to expire by its terms on May 20, 2025. Accordingly, the Board, after taking into consideration certain recommendations that Pearl Meyer, the compensation consultant engaged by the Compensation Committee, provided after its review of the 2025 Plan, approved the 2025 Plan as a replacement for the 2015 Plan and as a continuing source of equity and cash incentives. The Board believes that a share reserve of 500,000 shares will enable the Company to continue to provide the necessary incentives to its employees and directors.

Administration
The Compensation Committee will administer the 2025 Plan. The Compensation Committee will have full and final authority, in each case, subject to and consistent with the provisions of the 2025 Plan, to (i) select eligible persons to become participants in the 2025 Plan; (ii) grant awards; (iii) determine the type, number, and type of shares of stock subject to, other terms and conditions of, and all other matters relating to, awards; (iv) prescribe award agreements and rules for the administration of the 2025 Plan; (v) construe and interpret the 2025 Plan and award agreements and correct defects, supply omissions, and reconcile inconsistencies therein; (vi) suspend the right to exercise awards as necessary to comply with applicable securities laws, and extend the exercise period of an award by an equivalent period of time or such shorter period required by applicable law; and (vii) make all other decisions and determinations as the Compensation Committee deems necessary or advisable for the administration of the 2025 Plan. Any action of the Compensation Committee will be final, conclusive, and binding. The Compensation Committee will have the ability to accelerate the vesting of and to provide in an agreement or otherwise for the vesting of, any outstanding award at any time and for any reason, including upon a change in control, or in the event of a participant’s termination other than for cause, or due to the participant’s death, disability, or retirement. The Compensation Committee will take into account compliance with Sections 409A and 457A of the Code in connection with any grant of an award under the 2025 Plan, to the extent applicable.

Eligibility
Persons eligible to participate in the 2025 Plan include (i) employees and officers of the Company or any of its affiliates; (ii) non-employee directors of the Company or any of its affiliates; (iii) other natural persons who provide substantial services to the Company or any of its affiliates as a consultant or advisor; and (iv) natural persons who have been offered employment by the Company or any of its affiliates. An employee on an approved leave of absence may be considered still employed for eligibility for participation in the 2025 Plan. Notwithstanding the foregoing, incentive stock options may be granted only to employees of the Company and its affiliates. As of December 31, 2024, the Company and its affiliates had 356 employees and the Company had 15 directors, each of whom would be eligible to receive awards under the 2025 Plan by being an employee or director of the Company or one of its affiliates, as applicable.

Types of Awards
The 2025 Plan provides for the grant of options, restricted stock, restricted stock units, SARs, other stock-based awards, and performance shares and units. A summary of each type of award is set forth below.

Options. A stock option confers upon the recipient the right to purchase a certain number of shares of Common Stock at an established exercise price. The Compensation Committee may authorize the grant of options that are either incentive stock options within the meaning of Code Section 422 (“ISOs”) or options that do not constitute incentive stock options (“nonqualified stock options”).
The exercise price of each ISO and nonqualified stock option granted under the 2025 Plan will be determined by the Compensation Committee, except that the exercise price may not be less than the fair market value of a share of Common Stock on the date the option is granted. Each option is exercisable for a period not to exceed 10 years. For each option, the Compensation Committee will establish (i) the term of the option and (ii) the vesting conditions to which the option is subject.

In the event that a participant is terminated before the expiration date of his or her options, the following will occur: (1) if termination occurs for reasons other than death, disability, or cause, all vesting ceases, unvested options are forfeited, and vested options are forfeited after the expiration date or 90 days post-termination, whichever occurs first; (2) if termination is due to death or disability, the same forfeiture rules apply, but vested options can remain exercisable for up to 12 months after termination; (3) if termination is for cause, all options immediately terminate without any consideration.

To the extent that the aggregate fair market value (determined as of the date of grant) of Common Stock for which ISOs are exercisable for the first time by any participant during any calendar year under all plans of the Company and its affiliates exceeds $100,000, such excess ISOs will be treated as nonqualified stock options. Any ISO granted to a holder of 10% or more of the Common Stock must: (i) have an exercise price of at least 110% of the fair market value of the Common Stock subject to the option on the date of grant; and (ii) must not be exercisable after five years from the date of the grant.

Restricted Stock. A restricted stock award is an award of stock. Subject to the terms of the 2025 Plan, the Compensation Committee has the discretion to determine the number, conditions (including performance-based vesting criteria), and vesting or issuance of restricted stock awards. A grant of shares of restricted stock is subject to the terms and restrictions of its award agreement and subject to certain restrictions, awardees of restricted stock will generally have the rights, including voting rights, as holders of Common Stock. Cash dividends and stock dividends with respect to restricted stock will be withheld for the participant’s account, and will be subject to forfeiture to the same degree as the shares of restricted stock to which the dividends relate. Except as otherwise determined by the Compensation Committee, upon a participant’s termination for any reason all vesting will cease and all unvested shares of restricted stock will be forfeited for no consideration as of the date of termination.

Restricted Stock Units. A restricted stock unit is an award of hypothetical shares of stock having a value equal to the fair market value of an identical number of shares of Common Stock. Subject to the terms of the 2025 Plan, the Compensation Committee has the discretion to determine the number, conditions (including performance-based vesting criteria), and vesting or issuance of restricted stock units. A grant of restricted stock units is subject to the terms and restrictions of its award agreement. Holders of restricted stock units will have no voting rights with respect to the restricted stock units, although cash dividends and stock dividends with respect to the restricted stock units will be withheld for the participant’s account, and will be subject to forfeiture to the same degree as the restricted stock units to which such dividends relate. Except as provided by the Compensation Committee, in the event of a participant’s termination for any reason prior to the time that the participant’s restricted stock units have been settled, (i) all vesting with respect to the participant’s restricted stock units outstanding will cease, (ii) all of the participant’s unvested restricted stock units outstanding will be forfeited for no consideration as of the date of termination, and (iii) any shares remaining undelivered with respect to vested restricted stock units then held by such participant will be delivered on the delivery date specified in the award agreement. Restricted stock units will be settled in stock, cash, or property, as determined by the Compensation Committee.

Stock Appreciation Rights. A stock appreciation right (“SAR”) gives the awardee a right to receive, upon exercise, the excess of: (i) the fair market value of one share of Common Stock on the date of exercise; over (ii) the base price of the SAR as determined by the Compensation Committee as of the date of grant of the SAR, which must not be less than the fair market value of one share of Common Stock on the date of grant. Subject to the terms of the 2025 Plan, the Compensation Committee will determine the time at which a SAR may be exercised (provided that no SAR may have a term in excess of 10 years from the date of grant) and any other terms and conditions of the SAR.

Payment upon exercise of a SAR may be made in cash, stock, or property as specified in the SAR agreement or determined by the Compensation Committee, in each case having a value in respect of each share of stock underlying the portion of the SAR so exercised, equal to the difference between the base price of such SAR and the fair market value of one share of Common Stock on the exercise date.

In the event of a participant’s termination not due to cause, death, or disability, all unvested SARs are forfeited, and vested SARs are forfeited after either the expiration date or 90 days post-termination, whichever comes first. In the event of a participant’s termination due to death or disability, unvested SARs are forfeited immediately, but vested SARs can be exercised for up to 12 months after termination. In the event of a participant’s termination for cause, all SARs, vested or unvested, terminate immediately without compensation.

Other Stock-Based Awards. The 2025 Plan allows the Compensation Committee to grant stock-based awards not expressly provided for in the 2025 Plan, including the option to grant stock as a bonus. These awards are subject to such terms and conditions as the Compensation Committee may determine, subject to the terms of the 2025 Plan.

Performance Shares and Units. The Compensation Committee may grant any award under the 2025 Plan conditional upon the satisfaction of performance goals during a specified performance period. Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and the performance goals may be fixed by the Compensation Committee for the Company as a whole or for a subsidiary, division, affiliate, business segment, or business unit, or may be applied to the performance of the Company or an affiliate relative to a market index, a group of other companies or a combination of the two. The performance goals may include a threshold level of performance below which no payment will be made or no vesting will occur, levels of performance at which specified payments will be made or specified vesting will occur, and a maximum level of performance above which no additional payment will be made or at which full vesting will occur. Performance measures and performance goals may differ from participant to participant and from award to award. The Compensation Committee will have the authority to make equitable adjustments to the performance goals as it may determine.

Amendment and Termination
The Board may amend or terminate the 2025 Plan or any award under the 2025 Plan at any time, provided that it may not make any amendment that would materially impair the rights of any participant under any award without the participant’s consent. The 2025 Plan provides that, to the extent necessary and desirable to comply with applicable law or the rules of any national securities exchange upon which Common Stock is then listed, the Company will obtain shareholder approval of any plan or award amendment as required.

Recapitalization or Change in Control
The 2025 Plan provides that in the event of certain corporate events or changes in the Company’s Common Stock, among other things, the number of shares of Common Stock that pertain to each outstanding award, the exercise price of each option and base price of each SAR, and the applicable performance goals will be adjusted to reflect the event.

In the event of a change in control (as defined in the 2025 Plan), outstanding awards will be managed based on a definitive transaction agreement or at the Compensation Committee’s discretion. The Compensation Committee retains discretion over the form of payment and can stipulate conditions that participants must fulfill before payment, including title representation and agreeing to bear a share of certain potential post-closing obligations. Additionally, the Committee may take different actions with respect to the vested and unvested portions of an award.

Tax Consequences
Options. The federal income tax consequences both to the awardee and the Company of options granted under the 2025 Plan differ depending on whether an option is an ISO or a nonqualified stock option.

Nonqualified Stock Options. No federal income tax is imposed on the eligible person upon the grant of a nonqualified stock option. Generally, upon the exercise of a nonqualified stock option, the eligible person will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price paid for such shares. Upon a subsequent disposition of the shares received upon exercise of a nonqualified stock option, any difference between the amount realized on the disposition and the basis of the shares (exercise price plus any ordinary income recognized upon exercise of the option) would be treated as long-term or short-term capital gain or loss, depending on the holding period of the shares. Upon an eligible person’s exercise of a nonqualified stock option, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income recognized by the eligible person.

Incentive Stock Options. No federal income tax is imposed on the awardee upon the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be included in the calculation of the awardee’s alternative minimum tax liability, if any. If the awardee does not dispose of shares acquired pursuant to the exercise of an ISO within two years from the date the option was granted or within one year after the shares were transferred to him or her, the difference between the amount realized upon a subsequent disposition of the shares and the exercise price of the shares would be treated as long-term capital gain or loss. In such event, the Company would not be entitled to any deduction in connection with the grant or exercise of the option or the disposition of the shares so acquired. If an awardee disposes of shares acquired pursuant to his or her exercise of an ISO prior to the end of the two-year or one-year holding periods noted above, the disposition would be treated as a disqualifying disposition, and the awardee would be treated as having received, at the time of disposition, compensation taxable as ordinary income equal to the excess of the fair market value of the shares at the time of exercise (or the amount realized on such sale, if less) over the exercise price. Any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as long-term or short-term capital gain, depending on the holding period of the shares. In such event, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income recognized by the awardee.

Restricted Stock. No federal income tax is imposed on an awardee when restricted stock shares are granted, nor will the Company be entitled to a tax deduction at that time. Instead, when either the transfer restriction or the forfeiture risk lapses, such as on the vesting date, the awardee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of restricted stock over the amount, if any, paid for such shares. Notwithstanding the foregoing, unless restricted by the award agreement relating to a grant, an awardee receiving restricted stock can elect to include the excess of the fair market value of the restricted stock over the amount (if any) paid for such stock in income at the time of grant by making an appropriate election under Code Section 83(b) within 30 days after the restricted stock is issued to the awardee. Subsequent appreciation in the stock’s fair market value will be taxed as capital gains when the awardee disposes of the stock. However, if an awardee files such an election and the restricted stock is subsequently forfeited, the awardee is not allowed a tax deduction for the amount previously reported as ordinary income due to the election. At the time the awardee recognizes ordinary income with respect to shares issued pursuant to a restricted stock award, the Company will be entitled to a corresponding deduction.

Restricted Stock Units. No federal income tax is imposed upon the grant of a restricted stock unit. Instead, upon the delivery of shares pursuant to a restricted stock unit, the awardee will have taxable compensation equal to the fair market value of the number of shares the awardee actually receives with respect to the award. At the time the awardee recognizes ordinary income with respect to a restricted stock unit award, the Company will be entitled to a corresponding deduction.

Stock Appreciation Rights. No federal income tax is imposed on the awardee upon the grant of a SAR. When the awardee exercises the SAR or otherwise receives the payout, the awardee recognizes ordinary income for federal income tax purposes in an amount equal to the cash or the fair market value of Common Stock payable upon exercise. The Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income recognized by the awardee.

Other Stock-Based Awards. The tax consequences to both an awardee and the Company will depend upon the nature of the award granted.

Performance Shares and Units. Generally, an awardee of a performance share or unit will not recognize income when the award is granted unless the performance share or unit vests immediately and has no substantial restrictions or limitations. If the performance share or unit vests only upon the satisfaction of certain performance criteria, an awardee will recognize ordinary income only when the awards vest and any restrictions regarding forfeiture are removed. The Company will generally be allowed to deduct from its taxable income the amount of ordinary income an awardee must recognize.

Specific Benefits under the 2025 Plan
Because awards under the 2025 Plan will be granted at the Compensation Committee’s discretion, it is impossible for the Company to determine and disclose the amount of future awards that may be granted to directors and executive officers if shareholders approve the 2025 Plan. The Company has not approved any awards under the 2025 Plan that are conditioned upon shareholder approval of the 2025 Plan and is not currently considering any specific award grants under the 2025 Plan, with the exception of the Company’s annual grant of shares of restricted stock to members of the Board as part of the directors’ compensation, as described under “Compensation of Directors” and the Board’s customary annual stock grants to executives and other key contributors. Any such grant is conditioned both on shareholder approval of the 2025 Plan and the filing of an effective registration statement with respect to shares of Common Stock to be issued under the 2025 Plan.

Other Provisions of the 2025 Plan
The 2025 Plan also contains additional provisions including, but not limited to, compliance with Code Section 409A and indemnification of members of the Compensation Committee or the Board for acts or omissions to act related to the 2025 Plan.
The Board recommends that shareholders vote FOR the proposal to approve the Community West Bancshares 2025 Omnibus Incentive Plan. The proxy holders intend to vote all proxies they hold in favor of the proposal. If no instruction is given, the proxy holders intend to vote FOR approval of the proposal.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

We are asking our shareholders to ratify the selection of the firm of Moss Adams LLP as our independent registered public accounting firm. Moss Adams LLP served as the Company’s independent registered public accounting firm for 2024. Although ratification is not required by our Bylaws, the SEC, or the Nasdaq Stock Market, the Board is submitting the selection of Moss Adams LLP to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders fail to ratify the selection of Moss Adams LLP, however, we reserve the discretion to retain Moss Adams LLP as our independent registered public accounting firm for 2025. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Representatives from the accounting firm of Moss Adams LLP will be present at the Annual Meeting, will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees

The following table presents the aggregate fees incurred for the years ended December 31, 2024 and 2023 by Moss Adams LLP.

Fees	2024	2023
Audit Fees (1)	$1,000,580	$565,192
Audit-Related Fees (2)	23,500	22,100
Tax Fees (3)	40,000	40,800

(1)Audit fees include professional services in connection with the audit of the Company’s consolidated financial statements, review of consolidated financial statements included in the Company’s quarterly reports and services normally provided in connection with statutory and regulatory filings or engagements as well reimbursement for out of pocket costs.
(2)Audit-related fees represent fees for professional services such as the audit of the Company’s employee benefit plan.
(3)Tax service fees consist of compliance fees for the preparation of tax returns and quarterly estimated tax payments. Tax service fees also include fees relating to tax consulting and planning other than for tax compliance and preparation.

The Audit Committee has determined that the provision of services, in addition to audit services, rendered by Moss Adams LLP and the fees paid there for in fiscal years 2024 were compatible with maintaining Moss Adams LLP’s independence.
The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee of the Board and the Board recommend a vote FOR the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The proxy holders intend to vote all proxies they hold in favor of the proposal. If no instruction is given, the proxy holders intend to vote FOR approval of the proposal.

PROPOSAL NO. 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires, among other things, that we permit a non-binding, advisory vote on the compensation of our NEOs, as described in the Compensation Discussion and Analysis, compensation tables, and accompanying narrative discussion contained in this proxy statement.
As described in greater detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our NEOs with the interests of our shareholders. Our compensation practices are designed to encourage and motivate our NEOs to achieve superior performance on both a short-term and long-term basis while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.
Accordingly, the Company is presenting this proposal, which gives you as a shareholder the opportunity to endorse or not endorse our executive pay program by voting for or against the following resolution:
“RESOLVED, that the shareholders approve the compensation of our NEOs, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosures required by Item 402 of Regulation S-K contained in the proxy statement.”
As discussed in the Compensation Discussion and Analysis contained in this proxy statement, the Compensation Committee believes that the executive compensation for 2024 was reasonable and appropriate, and was the result of a carefully considered approach.
The vote on this resolution is not intended to address any specific item of compensation, but rather that overall compensation of our NEOs and the policies and practices described in this proxy statement. In the event this non-binding proposal is not approved by our shareholders, such a vote will not be construed as overruling a decision by the Board or the Compensation Committee, nor create or imply any additional fiduciary duty of the Board or Compensation Committee, nor will such a vote be construed to restrict or omit the ability of our shareholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the foregoing, the Board and the Compensation Committee will consider the non-binding vote of our shareholders to this proposal when reviewing compensation policies and practices in the future.

The Board recommends a vote FOR this Advisory Proposal on Executive Compensation. The proxy holders intend to vote all proxies in favor of this proposal. If no instruction is given, the proxy holders intend to vote FOR the proposal.

SHAREHOLDER PROPOSALS

The 2025 Annual Meeting of Shareholders of the Company will be held on May 21, 2025. Shareholder proposals intended to be presented at the 2025 Annual Meeting must be received by the Company at its principal executive office no later than March 2, 2025 and no earlier than January 31, 2025 in accordance with our Bylaws. Shareholder proposals for inclusion in the Company’s proxy statement for the 2025 meeting under Rule under Rule 14a-8 of the SEC rules must be submitted no later than January 06, 2025.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers to file reports with the SEC relating to their ownership and changes in ownership of our Common Stock. Based on information provided by our directors and executive officers and a review of such reports, we believe that all required reports were filed on a timely basis during 2024 and, except as previously reported, during prior fiscal years, with the exception of late Form 4 reports for Jeffrey M. Martin, the Bank’s Executive Vice President and Chief Banking Officer, for 10 transactions pursuant to which dividends paid on the Company’s Common Stock were automatically reinvested through the purchase of more shares of Common Stock.

OTHER MATTERS

The Board is not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this proxy statement is brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto and in accordance with their judgment.

Dated: April 4, 2025 Fresno, California	For the Board of Directors /s/ Daniel J. Doyle Daniel J. Doyle Chairman of the Board

Community West Bancshares

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2025 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The board of directions recommends a vote FOR the election of directors nominated by the Board of Directors and FOR proposals 2, 3 and 4.

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1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Robert H. Bartein	☐	☐	02 - Suzanne M. Chadwick	☐	☐	03 - Daniel N. Cunningham	☐	☐
04 - Tom L. Dobyns	☐	☐	05 - Daniel J. Doyle	☐	☐	06 - F.T. "Tommy" Elliott, IV	☐	☐
07 - Robert J. Flautt	☐	☐	08 - James J. Kim	☐	☐	09 - James W. Lokey	☐	☐
10 - Andriana D. Majarian	☐	☐	11 - Steven D. McDonald	☐	☐	12 - Martin E. Plourd	☐	☐
13 - Dorothea D. Silva	☐	☐	14 - William S. Smittcamp	☐	☐	15 - Kirk B. Stovesand	☐	☐

	For	Against	Abstain
2. To approve the Community West Bancshares 2025 Omnibus Incentive Plan.	☐	☐	☐
3. To approve the proposal to ratify the appointment of Moss Adams LLP as the independent registered public accountant for the Company's 2025 fiscal year.	☐	☐	☐
4. To adopt a non-binding advisory resolution approving executive compensation.	☐	☐	☐

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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1 U P X

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APPENDIX A

COMMUNITY WEST BANCSHARES
2025 OMNIBUS INCENTIVE PLAN

TABLE OF CONTENTS

                                Pages

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COMMUNITY WEST BANCSHARES
2025 OMNIBUS INCENTIVE PLAN

1.Purpose. The purpose of the Plan is to assist the Company in attracting, retaining, motivating and rewarding certain employees, officers, directors, and consultants of the Company to promote the success of the Company’s business. The Plan authorizes the award of Stock-based incentives to Eligible Persons.
2.Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:
(a)“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.
(b)“Award” means any Option, award of Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, or other Stock-based award granted under the Plan.
(c)“Award Agreement” means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, a SAR Agreement, or an agreement governing the grant of any other Award granted under the Plan.
(d)“Bank” means Community West Bank, a California banking corporation, and its successors by operation of law.
(e)“Board” means the Board of Directors of the Company.
(f)“Cause” with respect to a Participant (and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause) means (i) the Participant willfully breaches or habitually neglects the duties which the Participant is required to perform under his or her Participant Agreement or, if the Participant does not have a Participant Agreement, the duties which the Participant is required to perform pursuant to his or her employment; (ii) the Participant commits an intentional act of moral turpitude that has a material detrimental effect on the reputation or business of the Service Recipient or the Bank; (iii) the Participant is convicted of a felony or commits any material and actionable act of dishonesty, fraud, or intentional material misrepresentation in the performance of the Participant’s duties; (iv) the Participant engages in an unauthorized disclosure or use of inside information, trade secrets or other confidential information; or (v) the Participant willfully breaches a fiduciary duty, or violates any law, rule or regulation, which breach or violation results in a material adverse effect on the Service Recipient and the Bank (taken as a whole). If, subsequent to the Termination of a Participant for any or no reason (other than a Termination by the Service Recipient for Cause), it is discovered that grounds to terminate the Participant’s employment or service for Cause existed, such Participant’s employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Service Recipient for Cause for all purposes under the Plan, and the Participant shall be required to repay or return to the Company all amounts and benefits received by him or her in respect of any Award following such Termination that would have been forfeited under the Plan had such Termination been by the Service Recipient for Cause. In the event that there is an Award Agreement or Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.
(g)“Change in Control” means, subject to the limitations of Section 409A of the Code, the earliest occurrence of one of the following events:
(i)the acquisition (or acquisition during the twelve (12)-month period ending on the date of the most recent acquisition) by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (a) any acquisition directly from the Company, (b) any acquisition by the Company that reduces the number of shares issued and outstanding through a stock repurchase program or otherwise, (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or the Bank or any corporation controlled by the Company or the Bank or (d) any acquisition by any corporation pursuant to a transaction which complies with clauses (a), (b) and (c) of subsection (iii) of this Section 2(g); or
(ii)individuals who, as of the Effective Date, constitute the Board of the Company (the “Incumbent Board”) cease for any reason other than resignation, death or disability to constitute at least a majority of the Company’s Board during any twelve (12)-month period; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the
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election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Company’s Board; or
(iii)consummation of a reorganization, merger or consolidation of the Company or the Bank, or sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Bank or the Company immediately prior to such acquisition or acquisitions (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding common stock and outstanding voting securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns all or substantially all of the Company’s or Bank’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or the Bank or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Company’s Board at the time of the execution of the initial agreement, or of the action of the Company’s Board, providing for such Business Combination; or
(iv)approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, and with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.
(h)“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules, and regulations thereto. Any reference in the Plan to any section of the Code shall be deemed to include reference to any rules, regulations, or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations, or guidance.
(i)“Committee” means the Board, the Compensation Committee of the Board, or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.
(j)“Company” means Community West Bancshares, a California corporation, and its successors by operation of law.
(k)“Data” has the meaning set forth in Section 20(h) hereof.
(l)“Disability” means, in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code. In the event that there is an Award Agreement or Participant Agreement defining Disability, “Disability” shall have the meaning provided in such Award Agreement or Participant Agreement.
(m)“Disqualifying Disposition” means any disposition (including any sale) of Stock acquired upon the exercise of an Incentive Stock Option made within the period that ends either (i) two (2) years after the date on which the Participant was granted the Incentive Stock Option or (ii) one (1) year after the date upon which the Participant acquired the Stock.
(n)“Effective Date” means [●], 2025, which is the date on which the Plan was approved by the shareholders of the Company.
(o)“Eligible Person” means (i) each employee and officer of the Company or any of its Affiliates; (ii) each non-employee director of the Company or any of its Affiliates; (iii) each other natural Person who provides substantial services to the Company or any of its Affiliates as a consultant or advisor (or a wholly owned alter ego entity of the natural Person providing such services of which such Person is an employee, shareholder, or partner) and who is designated as eligible by the Committee; and (iv) each natural Person who has been offered employment by the Company or any of its Affiliates; provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such Person has commenced employment or service with the Company or its Affiliate; provided, further, however, that (a) with respect to any Award that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term “Affiliate” as used in this Section 2(o) shall
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include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations or other entities in the unbroken chain, other than the last corporation or other entity, owns stock possessing at least 50% or more of the total combined voting power of all classes of stock in one of the other corporations or other entities in the chain, and (b) with respect to any Award that is intended to be an Incentive Stock Option, the term “Affiliate” as used in this Section 2(o) shall include only those entities that qualify as a “subsidiary corporation” with respect to the Company within the meaning of Section 424(f) of the Code. An employee on an approved leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in the Plan.
(p)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules, and regulations thereto.
(q)“Expiration Date” means, with respect to an Option, the date on which the term of such Option or Stock Appreciation Right expires, as determined under Section 5(b) or 8(b) hereof, as applicable.
(r)“Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchange(s), the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination or, if the closing price is not reported on such date of determination, the closing price reported on the most recent date prior to the date of determination. If the Stock is not listed on a national securities exchange, “Fair Market Value” shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.
(s)“GAAP” means the U.S. Generally Accepted Accounting Principles, as in effect from time to time.
(t)“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
(u)“Nonqualified Stock Option” means an Option not intended to be an Incentive Stock Option.
(v)“Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during a specified time period.
(w)“Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option Award.
(x)“Participant” means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other Person who holds an Award.
(y)“Participant Agreement” means an employment or other services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is effective as of the date of determination.
(z)“Performance Goals” means the performance goals established by the Committee in connection with any Award based on criteria that must be met in order for payment to be made or vesting to occur with respect to such Award.
(aa)“Performance Period” means the period established by the Committee for measuring whether and to what extent any Performance Goals established in connection with an Award have been met.
(ab)“Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.
(ac)“Plan” means this Community West Bancshares 2025 Omnibus Incentive Plan, as amended from time to time.
(ad)“Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b‑3 under the Exchange Act and an “independent director” as defined under, as applicable, the NASDAQ Listing Rules, the NYSE Listed Company Manual, or other applicable stock exchange rules.
(ae)“Qualifying Committee” has the meaning set forth in Section 3(b) hereof.
(af)“Restricted Stock” means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.
(ag)“Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock Award.
(ah)“Restricted Stock Unit” means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) on a specified settlement date.
(ai)“RSU Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Restricted Stock Units.
(aj)“SAR Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Stock Appreciation Rights.
(ak)“Securities Act” means the Securities Act of 1933, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules, and regulations thereto.
(al)“Service Recipient” means, with respect to a Participant holding an Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.
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(am)“Stock” means the common stock, no par value, of the Company, and such other securities as may be substituted for such stock pursuant to Section 11 hereof.
(an)“Stock Appreciation Right” means a conditional right to receive an amount equal to the value of the appreciation in the Stock over a specified period. Stock Appreciation Rights may be settled in Stock or in cash.
(ao)“Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that the Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute the Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting “nonqualified deferred compensation” subject to Section 409A of the Code that are payable upon a Termination, unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. On the first (1st) business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.
3.Administration
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(a)Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case, subject to and consistent with the provisions of the Plan, to (i) select Eligible Persons to become Participants; (ii) grant Awards; (iii) determine the type, number, and type of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards; (iv) prescribe Award Agreements (which need not be identical for each Participant) and rules for the administration of the Plan; (v) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein; (vi) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law; and (vii) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive, and binding on all Persons, including, without limitation, the Company, its shareholders and Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. Notwithstanding anything in the Plan to the contrary, the Committee shall have the ability to accelerate the vesting of, and to provide in an Award Agreement, Participant Agreement or otherwise for the vesting of, any outstanding Award at any time and for any reason, including upon a Change in Control, subject to Section 11(b), or in the event of a Participant’s Termination by the Service Recipient other than for Cause, or due to the Participant’s death, Disability, or retirement (as such term may be defined in an applicable Award Agreement or Participant Agreement or, if no such definition exists, in accordance with the Company’s then-current employment policies and guidelines). For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.
(b)Manner of Exercise of Committee Authority. At any time that a member of the Committee (other than the Board) is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company must be taken by the remaining members of the Committee or a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a “Qualifying Committee”). Any action authorized by such a Qualifying Committee shall be deemed the action of the Committee for purposes of the Plan. The express grant of any specific power to a Qualifying Committee, and the taking of any action by such a Qualifying Committee, shall not be construed as limiting any power or authority of the Committee.
(c)Delegation. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Any actions taken by an officer or employee delegated authority pursuant to this Section 3(c) within the scope of such delegation shall, for all purposes under the Plan, be deemed to be an action taken by the Committee. Notwithstanding the foregoing or any other provision of the Plan to the
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contrary, any Award granted under the Plan to any Eligible Person who is not an employee of the Company or any of its Affiliates (including any non-employee director of the Company or any Affiliate) or to any Eligible Person who is subject to Section 16 of the Exchange Act must be expressly approved by the Committee in accordance with Section 3(b) above.
(d)Sections 409A and 457A. The Committee shall take into account compliance with Sections 409A and 457A of the Code in connection with any grant of an Award under the Plan, to the extent applicable. While the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Sections 409A and 457A of the Code, in no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A or Section 457A of the Code or any damages for failing to comply with Section 409A or Section 457A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A or Section 457A of the Code).
4.Shares Available Under the Plan; Other Limitations
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(a)Number of Shares Available for Delivery. Subject to adjustment as provided in Section 11 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall equal 500,000.
(b)Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting, and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. To the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the Participant of the full number of shares of Stock to which the Award related, the undelivered shares of Stock shall not be deemed to again be available for delivery under the Plan. Shares of Stock withheld or surrendered in payment of taxes or the exercise price relating to an Award shall be deemed to constitute shares delivered to the Participant and shall not be deemed to again be available for delivery under the Plan.
(c)Limitation on Options. No more than 500,000 shares of Stock (subject to adjustment as provided in Section 11 hereof) reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options. The maximum aggregate number of shares of Stock for which Options and/or Stock Appreciation Rights, the value of which is based solely on the increase in value of the shares of Stock after the grant date, may be granted to any Participant in any calendar year shall be One Hundred Thousand (100,000) Shares (this limit applies separately to each type of award).
5.Options
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(a)General. Certain Options granted under the Plan may be intended to be Incentive Stock Options; however, no Incentive Stock Options may be granted hereunder following the tenth (10th) anniversary of the date the shareholders of the Company approve the Plan. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate (as such definition is limited pursuant to Section 2(o) hereof) of the Company. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Options.
(b)Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after, and each Option shall expire no later than the tenth (10th) anniversary of the date it was granted.
(c)Exercise Price. The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant, subject to Section 5(g) hereof in the case of any Incentive Stock Option.
(d)Payment for Stock. Payment for shares of Stock acquired pursuant to an Option granted hereunder shall be made in full upon exercise of the Option in a manner approved by the Committee, which may include any of the following payment methods: (i) in immediately available funds in U.S. dollars, or by certified or bank cashier’s check; (ii) by delivery of shares of Stock having a value equal to the exercise price; (iii) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations; or (iv) by any other means approved by the Committee (including, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive (a) the number of shares of Stock underlying the Option so exercised, reduced by (b) the number of shares of Stock equal to (i) the aggregate exercise price of the Option divided by (ii) the Fair Market Value on the date of exercise). Notwithstanding anything herein to the contrary, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.
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(e)Vesting. Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case, as may be determined by the Committee and set forth in an Option Agreement. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any or no reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting may be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires, is canceled, or otherwise terminates.
(f)Termination of Employment or Service. Except as provided by the Committee in an Option Agreement, Participant Agreement, or otherwise:
(i)In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (a) by the Service Recipient for Cause, or (b) by reason of the Participant’s death or Disability, (i) all vesting with respect to such Participant’s Options outstanding shall cease; (ii) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination; and (iii) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date, and (y) the date that is ninety (90) days after the date of such Termination.
(ii)In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (a) all vesting with respect to such Participant’s Options outstanding shall cease; (b) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination; and (c) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (i) the applicable Expiration Date, and (ii) the date that is twelve (12) months after the date of such Termination.
(iii)In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Options outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.
(g)Special Provisions Applicable to Incentive Stock Options.
(i)No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (a) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option, and (b) cannot be exercised more than five (5) years after the date it is granted.
(ii)To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.
(iii)Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.
6.Restricted Stock
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(a)General. Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which Restricted Stock Agreements need not be identical. Subject to the restrictions set forth in Section 6(b) hereof, and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock. Cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.
(b)Vesting and Restrictions on Transfer. Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case, as may be determined by the Committee and set forth in a Restricted Stock Agreement. Unless otherwise specifically determined by the Committee in accordance with its authority described in Section 3(a), the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any or no reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the
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period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock prior to the time the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement.
(c)Termination of Employment or Service. Except as provided by the Committee in a Restricted Stock Agreement, Participant Agreement, or otherwise, in the event of a Participant’s Termination for any or no reason prior to the time that such Participant’s Restricted Stock has vested, (i) all vesting with respect to such Participant’s Restricted Stock outstanding shall cease; and (ii) unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.
7.Restricted Stock Units
.
(a)General. Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Stock Units shall be set forth in separate RSU Agreements, which RSU Agreements need not be identical. Cash dividends and stock dividends, if any, with respect to the Restricted Stock Unit shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the Restricted Stock Unit to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.
(b)Vesting. Restricted Stock Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case, as may be determined by the Committee and set forth in an RSU Agreement. Unless otherwise specifically determined by the Committee, the vesting of a Restricted Stock Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any or no reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment.
(c)Settlement. Restricted Stock Units shall be settled in Stock, cash, or property, as determined by the Committee, in its sole discretion, on the date or dates determined by the Committee and set forth in an RSU Agreement.
(d)Termination of Employment or Service. Except as provided by the Committee in an RSU Agreement, Participant Agreement, or otherwise, in the event of a Participant’s Termination for any or no reason prior to the time that such Participant’s Restricted Stock Units have been settled, (i) all vesting with respect to such Participant’s Restricted Stock Units outstanding shall cease, (ii) all of such Participant’s unvested Restricted Stock Units outstanding shall be forfeited for no consideration as of the date of such Termination, and (iii) any shares remaining undelivered with respect to vested Restricted Stock Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.
8.Stock Appreciation Rights
.
(a)General. Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Stock Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Stock Appreciation Rights.
(b)Term. The term of each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Stock Appreciation Right granted hereunder shall be exercisable after, and each Stock Appreciation Right shall expire, no later than ten (10) years from the date it was granted.
(c)Base Price. The base price per share of Stock for each Stock Appreciation Right shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant.
(d)Vesting. Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement. Unless otherwise specifically determined by the Committee, the vesting of a Stock Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. If a Stock Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Stock Appreciation Right expires, is canceled or otherwise terminates.
(e)Payment Upon Exercise. Payment upon exercise of a Stock Appreciation Right may be made in cash, Stock, or property as specified in the SAR Agreement or determined by the Committee, in each case having a value in respect of each share of Stock underlying the portion of the Stock Appreciation Right so exercised, equal to the difference between the base price of such Stock Appreciation Right and the Fair Market Value of one (1)
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share of Stock on the exercise date. For purposes of clarity, each share of Stock to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) share of Stock on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Stock Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant will be entitled to receive a cash payment equal to the value of such fractional share.
(f)Termination of Employment or Service. Except as provided by the Committee in a SAR Agreement, Participant Agreement or otherwise:
(i)In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (a) by the Service Recipient for Cause, or (b) by reason of the Participant’s death or Disability, (i) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (ii) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.
(ii)In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (a) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (b) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (c) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Stock Appreciation Rights shall remain exercisable by the Person or Persons to whom such Participant’s rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Stock Appreciation Rights were vested at the time of such Termination.
(iii)In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Stock Appreciation Rights outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.
9.Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.
10.Performance Shares and Units. Notwithstanding the foregoing, the Committee may, in its sole discretion, grant any Award under the Plan conditional upon the satisfaction of Performance Goals during a Performance Period. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and the Performance Goals may be fixed by the Committee for the Company as a whole or for a subsidiary, division, Affiliate, business segment, or business unit, or may be applied to the performance of the Company or an Affiliate relative to a market index, a group of other companies or a combination thereof, depending on the Committee’s judgment as to what is appropriate. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). The Performance Goals with respect to a Performance Period need not be the same for all Participants. Performance measures and Performance Goals may differ from Participant to Participant and from Award to Award. The Committee shall have the authority to make equitable adjustments to the Performance Goals as may be determined by the Committee, in its sole discretion.
11.Adjustment for Recapitalization, Merger, etc.
(a)Capitalization Adjustments. The aggregate and numerical number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4 hereof), the number of shares of Stock covered by each outstanding Award, the price per share of Stock underlying each such Award and the applicable Performance Goal(s) with respect to an Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, in its sole discretion, as to the number, price, or kind of a share of Stock or other consideration subject to such Awards, (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award
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(including any Change in Control); (ii) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock, or any other form of consideration; or (iii) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan. In lieu of or in addition to any adjustment pursuant to this Section 11, if deemed appropriate, the Committee may provide that an adjustment take the form of a cash payment to the holder of an outstanding Award with respect to all or part of an outstanding Award, which payment shall be subject to such terms and conditions (including timing of payment(s), vesting, and forfeiture conditions) as the Committee may determine in its sole discretion. The Committee will make such adjustments, substitutions, or payment, and its determination will be final, binding, and conclusive. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.
(b)Change in Control. Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement, Participant Agreement, or otherwise, in connection with a Change in Control, all Awards outstanding on the effective date of such Change in Control shall be treated in the manner described in the definitive transaction agreement (or, in the event that the Change in Control does not entail a definitive agreement to which the Company is party, in the manner determined by the Committee in its sole discretion), which agreement may provide, without limitation, for one or more of the following:
(i)The assumption or substitution of any or all Awards in connection with such Change in Control, in which case the Awards shall be subject to the adjustment set forth in Section 11(a) hereof, and to the extent that such Awards vest subject to the achievement of performance criteria, such objectives or criteria shall be adjusted appropriately to reflect the Change in Control;
(ii)The acceleration of vesting of any or all Awards not assumed or substituted in connection with such Change in Control, subject to the consummation of such Change in Control; provided that unless otherwise set forth in an Award Agreement, any Awards that vest subject to the achievement of performance criteria will be deemed earned at target level (or if no target is specified, the maximum level), provided, further, that a Participant has not experienced a Termination prior to such Change in Control;
(iii)The cancellation of any or all Awards not assumed or substituted in connection with such Change in Control (whether vested or unvested) as of the consummation of such Change in Control, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Change in Control but for such cancellation) so canceled of an amount in respect of cancellation equal to an amount based upon the per-share consideration being paid for the Stock in connection with such Change in Control, less, in the case of Options and other Awards subject to exercise, the applicable exercise or base price (such amounts to be paid on substantially the same schedule and subject to substantially the same terms and conditions as the consideration payable for the Stock in connection with the Change in Control, unless otherwise determined by the Committee); provided, however, that holders of Options and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration;
(iv)The cancellation of any or all Options and other Awards subject to exercise not assumed or substituted in connection with such Change in Control (whether vested or unvested) as of the consummation of such Change in Control; provided, that, all Options and other Awards to be so cancelled pursuant to this paragraph (iv) shall first become exercisable for a period of at least ten (10) days prior to such Change in Control, with any exercise during such period of any unvested Options or other Awards to be (a) contingent upon and subject to the occurrence of the Change in Control, and (b) effectuated by such means as are approved by the Committee; and
(v)The replacement of any or all Awards with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Change in Control), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date (or such later date on which the applicable consideration is payable for the Stock in connection with the Change in Control, unless otherwise determined by the Committee).
Payments to holders pursuant to subsection 11(b)(iii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise price). In addition, in connection with any Change in Control, prior to any payment or adjustment contemplated under this Section 11(b), the Committee may require a Participant to (a) represent and warrant as to the unencumbered title to his or her Awards; (b) bear such
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Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock; and (c) deliver customary transfer documentation as reasonably determined by the Committee. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.
(c)Fractional Shares. Any adjustment provided under this Section 11 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award. No cash settlements shall be made with respect to fractional shares so eliminated.
12.Rights and Privileges as a Shareholder. Except as otherwise specifically provided in the Plan, no Person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that Person.
13.Transferability of Awards. Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, except with respect to Incentive Stock Options, Awards and a Participant’s rights under the Plan shall be transferable for no value to the extent provided in an Award Agreement or otherwise determined at any time by the Committee.
14.Employment or Service Rights. No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.
15.Compliance with Laws. The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award, unless such shares have been properly registered for sale with the U.S. Securities and Exchange Commission pursuant to the Securities Act (or with a similar non-U.S. regulatory agency pursuant to a similar law or regulation), or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.
16.Withholding Obligations. As a condition to the issuance, vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement (or election). The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable. Depending on the withholding method, the Company may withhold by considering the applicable minimum statutorily required withholding rates or other applicable withholding rates in the applicable Participant’s jurisdiction, including maximum applicable rates that may be utilized without creating adverse accounting treatment under Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto) and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity.
17.Amendment of the Plan or Awards
.
(a)Amendment of Plan. The Board or the Committee may amend the Plan at any time and from time to time.
(b)Amendment of Awards. The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.
(c)Shareholder Approval; No Material Impairment. Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without shareholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed. Additionally, no amendment to the Plan or any Award shall materially impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 11 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or
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any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.
(d)No Repricing of Awards Without Shareholder Approval. Notwithstanding Sections 18(a) or 18(b) above, or any other provision of the Plan, the repricing of Awards shall not be permitted without shareholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Award to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 11(a) hereof); (ii) any other action that is treated as a repricing under GAAP; and (iii) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 11(b) hereof.
18.Termination or Suspension of the Plan. The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.
19.Effective Date of the Plan. The Plan is effective as of the Effective Date.
20.Miscellaneous
.
(a)Treatment of Dividends and Dividend Equivalents on Unvested Awards. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or dividend equivalents) shall either (i) not be paid or credited with respect to such Award, or (ii) be accumulated but remain subject to the vesting requirement(s) applicable to the underlying Award, and to the same extent as the underlying Award, and shall only be paid at the time or times that the vesting requirement(s) applicable to the underlying Award are satisfied. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.
(b)Minimum Vesting. Any Awards that settle in shares of Stock (other than such Awards representing a maximum of five percent (5%) of the shares of Stock reserved for issuance under the Plan, as adjusted pursuant to Section 11) shall be granted subject to a minimum time-vesting period of at least twelve (12) months, such that no such Awards shall vest prior to the first anniversary of the applicable grant date.
(c)Certificates. Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Stock are registered in the name of the Participant, the Committee may require that (i) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock; (ii) the Company retain physical possession of the certificates; and (iii) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.
(d)Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.
(e)Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, resolutions, or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule, or number of shares of Stock) that are inconsistent with those in the Award Agreement as a result of a clerical error in connection with the preparation of the Award Agreement, the corporate records will control, and the Participant will have no legally binding right to the incorrect term in the Award Agreement.
(f)Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Affiliates. In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law.
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(g)Non-Exempt Employees. If an Option is granted to an employee of the Company or any of its Affiliates in the United States who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any shares of Stock until at least six (6) months following the date of grant of the Option (although the Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such employee dies or suffers a Disability; (ii) upon a Change in Control in which such Option is not assumed, continued, or substituted; or (iii) upon the Participant’s retirement (as such term may be defined in the applicable Award Agreement or a Participant Agreement or, if no such definition exists, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options held by such employee may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting, or issuance of any shares under any other Award will be exempt from such employee’s regular rate of pay, the provisions of this Section 20(g) will apply to all Awards.
(h)Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 20(h) by and among, as applicable, the Company and its Affiliates, for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.
(i)Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any of its Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares of Stock subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(j)No Liability of Committee Members. Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive
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of any other rights of indemnification to which such Persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
(k)Payments Following Accidents or Illness. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(l)Governing Law. The Plan shall be governed by and construed in accordance with the laws of State of California, without reference to the principles of conflicts of laws thereof.
(m)Electronic Delivery. Any reference herein to a “written” agreement or document or “writing” will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access) to the extent permitted by applicable law.
(n)Arbitration. All disputes and claims of any nature that a Participant (or such Participant’s transferee or estate) may have against the Company arising out of or in any way related to the Plan or any Award Agreement shall be submitted to and resolved exclusively by binding arbitration conducted in the State of California (or such other location as the parties thereto may agree) in accordance with the applicable rules of the American Arbitration Association then in effect, and the arbitration shall be heard and determined by a panel of three arbitrators in accordance with such rules (except that in the event of any inconsistency between such rules and this Section 20(n), the provisions of this Section 20(n) shall control). The arbitration panel may not modify the arbitration rules specified above without the prior written approval of all parties to the arbitration. Within ten (10) business days after the receipt of a written demand, each party shall designate one arbitrator, each of whom shall have experience involving complex business or legal matters, but shall not have any prior, existing, or potential material business relationship with any party to the arbitration. The two arbitrators so designated shall select a third arbitrator, who shall preside over the arbitration, shall be similarly qualified as the two arbitrators, and shall have no prior, existing or potential material business relationship with any party to the arbitration; provided, that, if the two arbitrators are unable to agree upon the selection of such third arbitrator, such third arbitrator shall be designated in accordance with the arbitration rules referred to above. The arbitrators will decide the dispute by majority decision, and the decision shall be rendered in writing and shall bear the signatures of the arbitrators and the party or parties who shall be charged therewith, or the allocation of the expenses among the parties in the discretion of the panel. The arbitration decision shall be rendered as soon as possible, but in any event not later than one hundred twenty (120) days after the constitution of the arbitration panel. The arbitration decision shall be final and binding upon all parties to the arbitration. To the maximum extent permitted by law, the parties hereby irrevocably waive any right of appeal from any judgment rendered upon any such arbitration award in any such court. Notwithstanding the foregoing, any party may seek injunctive relief in any such court.
(o)Statute of Limitations. A Participant or any other person filing a claim for benefits under the Plan must file the claim within one (1) year of the date the Participant or other person knew or should have known of the facts giving rise to the claim. This one (1)-year statute of limitations will apply in any forum where a Participant or any other person may file a claim and, unless the Company waives the time limits set forth above in its sole discretion, any claim not brought within the time periods specified shall be waived and forever barred.
(p)Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.
(q)Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.
(r)Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

ADOPTED BY THE BOARD OF DIRECTORS: March 19, 2025
APPROVED BY THE SHAREHOLDERS: [●], 2025
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TERMINATION DATE: [●], 2035
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